UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ◾  DECEMBER 31, 2016

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Annual Report • 2016

February 6, 2017

Dear Shareholder:

I’d like to give you an update on Wells Fargo and its unauthorized opening of accounts. While some of our shareholders have urged us to sell our shares, we believe that Wells Fargo is a far better bank than what is portrayed in the media, and that this is the most important time for an ESG investor to be involved. We met with CEO Tim Sloan in December and had a productive conversation about the bank’s remedies for its customers and employees, discriminatory banking practices towards minority and low-income customers, as well as its financing of the Dakota Access Pipeline. We would not have been able to have this dialogue had we sold our position. While we don’t disclose the results of our engagements, rest assured, we continue to engage with the highest levels of management on these issues.

Turning now to our investment performance, things didn’t look too good early last year, when the market started moving sharply lower in January. The S&P 500 dropped 10.3% from the first of the year until February 11, before shooting up 13.5% to close the first quarter in positive territory. The market swooned again as a result of the Brexit vote, then made another comeback. By the end of the year, the S&P 500 was up a respectable 11.9%.

It was also a very good year for the Parnassus Funds with four of our six funds beating their benchmarks – sometimes by a very significant margin. The Parnassus Endeavor Fund was up an amazing 21.42% for the year, while the Parnassus Asia Fund was up 13.98%, compared to 5.21% for the MSCI AC Asia Pacific Index, with Billy Hwan having an excellent year. Matt Gershuny and Lori Keith continue to do a great job managing the Parnassus Mid Cap Fund, which was up 16.07% compared to 13.80% for the Russell Midcap Index. The Parnassus Fund also beat the S&P 500, climbing 13.46% with Ian Sexsmith and Robert Klaber making a strong contribution. Samantha Palm turned in a solid year, managing the Parnassus Fixed Income Fund.

Finally, Todd Ahlsten and Ben Allen, managers of our largest fund, the Parnassus Core Equity Fund, did not beat the S&P 500 this year, but they came close, with the Parnassus Core Equity Fund – Investor Shares returning 10.41% for the year. More importantly, their long-term track record continues to be spectacular. For example, over the last ten years, the Parnassus Core Equity Fund – Investor Shares has gained an average of 9.47% per year, compared to an average return of 6.93% for the S&P 500. This performance makes the Parnassus Core Equity Fund – Investor Shares the best-performing of all 215 equity income funds followed by Lipper average over the past ten years.*

Speaking of Ben Allen, I have some interesting news to report. As of January 1, 2017, Ben is the new president of Parnassus Investments, the management company that runs the Parnassus Funds. I am now chairman of Parnassus Investments and will continue as chief executive officer. I expect Ben to succeed me as chief executive sometime in the middle of 2018. Although I will be stepping down as chief executive then, I will continue as portfolio manager of the Parnassus Endeavor Fund. I have no plans to stop managing the Parnassus Endeavor Fund, since I am in good health, and I enjoy managing the Fund. I plan to continue managing the Parnassus Endeavor Fund indefinitely, and there are no plans to retire from that job. If you’re wondering about a precedent, I would like to point out that Warren Buffett is still managing Berkshire Hathaway and he’s 86 years old. I’m only 73, so I have a long way to go.

Ben will be 41 years old in 2018, which is exactly the age I was when I became chief executive of Parnassus Investments. I will have served as chief executive for 34 years in 2018, so we can expect Ben to serve another 34 years until 2052 when he’s ready to retire at age 75. We like long-range planning at Parnassus, so our people stay here a long time.

I am delighted that Ben has agreed to serve as chief executive, and I know he’ll do a great job. Ben is one of the two portfolio managers of the Parnassus Core Equity Fund, and he will continue in that position as well, so don’t worry about your investment in the Parnassus Core Equity Fund. All of us at Parnassus do more than one job, and it has worked well for us. Right now, I am the lead manager of the Parnassus Fund and the Parnassus Asia Fund, and I’m the sole manager of the Parnassus Endeavor Fund, and you’ll notice that all those funds are doing fine.

Annual Report • 2016	PARNASSUS FUNDS

Ben joined Parnassus as a research intern in 2004, when he was still in business school at Berkeley. In 2005, he joined us full-time as a Senior Research Analyst. In 2008, he became Director of Research, and in 2012, he became a portfolio manager of our largest fund, the Parnassus Core Equity Fund. Prior to joining Parnassus, he worked at Morgan Stanley in New York, first as an investment banking analyst, and later, in the firm’s venture capital group. Raised in Massachusetts, he is an alumnus of the Boston Latin School. Ben graduated Phi Beta Kappa and magna cum laude from Georgetown University with a bachelor’s degree in government, and completed the general course in philosophy at the London School of Economics. He received his master’s degree in business administration from the University of California at Berkeley. We are all proud that we have someone of Ben’s caliber to lead Parnassus into its next chapter.

Below, you will see a photo of the Trustees of the Parnassus Funds. From left to right are Jeanie Joe, Donald Boteler, Alecia DeCoudreaux and Jerome Dodson. These are the people who govern the Funds.

Yours truly,

Jerome L. Dodson

Chairman

*	The Parnassus Core Equity Fund – Investor Shares placed 410 of 519 funds, 106 of 318 funds and 19 of 318 funds for the one-, three- and five-year periods, respectively.
Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted.
Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the funds.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2016, the net asset value per share (“NAV”) of the Parnassus Fund – Investor Shares was $44.97, so after taking dividends into account, the total return for the year was 13.46%. This compares to a gain of 11.94% for the S&P 500 Index (“S&P 500”) and a gain of 10.25% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). In a volatile year for the stock market, the Parnassus Fund –Investor Shares performed very well, beating the S&P 500 by 1.52% and outpacing the Lipper average by more than three percentage points. We trailed the S&P 500 for most of the year, but we didn’t panic because we believed that sooner or later the market would recognize the value we saw in our securities. We’re pleased that our patience and conviction paid off.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that we’re ahead of both benchmarks for all time periods. Most striking is the ten-year number, where we have gained an average of 9.66% per year, which is 2.73% per year ahead of the S&P 500 and 3.72% per year ahead of the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Fund Investor Shares	13.46	9.26	17.15	9.66	0.84	0.84

Parnassus Fund Institutional Shares	13.59	9.35	17.21	9.68	0.70	0.70

S&P 500 Index	11.94	8.85	14.63	6.93	NA	NA

Lipper Multi-Cap Core Average	10.25	6.08	13.06	5.94	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 6.40%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund-Investor Shares and to 0.94% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Seven companies each contributed 100 basis points (a basis point is 1/100th of one percent) or more to the Parnassus Fund’s return this year, while only two subtracted 80 basis points or more from the return. The Fund’s weakest performer was Perrigo, the leading producer of store-brand generic drugs, as its stock plummeted 42.5% from $144.70 to $83.23, cutting 103 basis points from the Fund’s return. The shares sank in April after longtime CEO Joe Papa resigned to become the CEO of Valeant Pharmaceuticals. The stock continued to move lower throughout the year, as the company cut its earnings guidance three times, from nearly $10 per share to just $7. The business underperformed due to declining prescription generic drug prices and soft growth from Omega, Perrigo’s European business. We sold our position during the year due to our concerns that the prescription generic pricing environment would get worse, and that it would take longer than expected to fix Omega.

Our other laggard was Gilead, a biotechnology firm that makes therapies for HIV and hepatitis C. Gilead sliced 98 basis points off the Fund’s return, as its stock declined 29.2% from $101.19 to $71.61. The stock dropped due to weakness in the hepatitis C business, as pricing came under pressure due to increased competition, and the patient population fell because Gilead’s drugs cure patients of this damaging disease. The stock is on the bargain table, and the company has a strong balance sheet and a proven track record of innovation, so we increased our position throughout the year.

Annual Report • 2016	PARNASSUS FUNDS

The Fund’s best performer was Applied Materials, the semiconductor-equipment manufacturer. The stock soared 72.8% during the year from $18.67 to $32.27, increasing the Fund’s return by an astounding 216 basis points. Demand accelerated for the company’s equipment, spurred by the transition in NAND-flash memory architecture from planar to 3D and the adoption of organic light-emitting diode (OLED) screens in smartphones. Investors celebrated, as new orders and product backlog both hit all-time highs, and the company forecasted more growth at its analyst meeting in September.

Micron Technology was right on Applied Materials’ heels, adding an amazing 215 basis points to the Fund’s return, as the stock raced higher by 54.8% from $14.16 to $21.92. It was a roller-coaster year for Micron, as prices of its main product, dynamic random access memory semiconductor chips (also known as DRAMS), were falling sharply to begin the year. DRAM chips are commodities, and their pricing is volatile, going up sharply when demand exceeds supply and dropping suddenly when the balance tilts in the other direction. We invested because production capacity growth had slowed below demand, so we were confident DRAM prices would eventually rise. Sure enough, in the second half of the year DRAM prices rose sharply, and we’re enjoying the upside.

International Business Machines (IBM), one of the world’s largest providers of information technology solutions and services, rose 20.6% from $137.62 to $165.99, contributing 119 basis points to the Fund’s return. The stock moved higher as investors became more optimistic about the company’s transformation from a stodgy, old provider of mainframes to an exciting trendsetter in data analytics, cloud software and cognitive solutions.

Trimble makes GPS positioning and precision-measurement products that increase the efficiency of construction workers, farmers and truck drivers. The stock soared 40.6% from $21.45 to $30.15, increasing the Fund’s return by 107 basis points, as Trimble returned to earnings growth despite a downturn in all three of its end markets. A number of new products and the increasing adoption of the company’s software programs boosted revenue, while a renewed focus on cost management expanded margins.

Cummins, the diesel-engine manufacturer, boosted the Fund’s return by 104 basis points, as its stock gained 55.3% from $88.01 to $136.67. We sold our position in the spring, as the stock shifted into high gear after Cummins’ 2016 earnings guidance, as management’s execution on its cost-cutting initiatives offset a cyclical downturn in truck sales.

John Deere, world-renowned for its big, green tractors, added 102 basis points to the Fund’s return, as the stock climbed 35.1% from $76.27 to $103.04. The stock ploughed ahead as Deere’s 2017 financial guidance exceeded expectations, giving investors hope that earnings have bottomed after three years of declines. Farmers coping with low crop prices have put off investing in equipment, but eventually they’ll need to buy new tractors. When they do, Deere’s earnings should move higher, so we’re holding onto our shares.

Charles Schwab, the San Francisco-based bank and brokerage firm, rose 19.9% from $32.93 to $39.47, contributing 101 basis points to the

Parnassus Fund as of December 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Micron Technology Inc.	5.1%

IBM Corp.	4.6%

Allergan plc	4.2%

Charles Schwab Corp.	4.2%

Gilead Sciences Inc.	4.1%

Motorola Solutions Inc.	3.9%

Progressive Corp.	3.3%

Pentair plc	3.0%

Potash Corp.	3.0%

Wells Fargo & Co.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2016

Fund’s return. Schwab’s earnings on its bank assets and money market funds move up and down with interest rates. The stock spent most of the year underwater, as interest rates fell and central bankers in Japan and Europe pushed their rates into negative territory. The tide started to turn in July, however, as the U.S. economy improved and interest rates rose. Schwab’s stock jumped as rates surged even higher after the U.S. election, because many of President-elect Trump’s policies are inflationary.

Outlook and Strategy

The S&P 500 was up nearly 11.94% in 2016, marking the fourth year out of the past five that the market has earned a double-digit return. But 2016 was a tumultuous year for investors, beginning with the worst 10-day start ever for the S&P 500. The market clawed its way back, only to fall again after the Brexit vote in June. However, the U.S. economy kept chugging along, and the S&P 500

Value on December 31, 2016 of $10,000 invested on December 31, 2006

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

quickly regained the lost ground. In November, the market plunged in after-hours trading the night of the U.S. election. But the next morning, investors assessed Mr. Trump’s proposed policies and became euphoric. The new administration’s plans to lower taxes, improve our aging infrastructure and bring jobs back to the U.S. propelled the S&P 500 to an all-time high.

Heading into 2017, the U.S. economy looks robust. An average of 180,000 jobs per month are being created, resulting in an unemployment rate of only 4.6% – the lowest level since August 2007. Interest rates remain low, and the housing market has recovered from the aftermath of the housing bubble. Abroad, growth in Europe has been stronger than analysts expected following Brexit, and China’s economy continues to grow at nearly a 7% clip.

The market is forward-looking, though, and has already priced in much of the positive news. At year-end, the S&P 500 traded at 20.3 times earnings for the last twelve months compared to a historic range of 15-16 times. The bull market has lasted more than seven years now, rising more than 259% from its trough in 2009.

After such a great run, some of you may instinctively want to sell everything and wait for a better time to reenter. We don’t try to time the market, and we don’t recommend that strategy. While the market is fully-valued, that doesn’t mean it will go down. It can stay fully-valued for a long time without dropping significantly lower. The robust economy, combined with Mr. Trump’s proposed policies, could cause an acceleration in corporate earnings, which could push the market even higher.

We’re excited by how the Parnassus Fund is positioned as we turn the page to 2017. Two of our largest overweight sectors, relative to the S&P 500, are financials and information technology. We expect rising interest rates and fewer regulations to boost bank earnings and push their stocks higher. Within the information technology sector, we own a collection of competitively advantaged businesses with strong growth profiles that trade at compelling valuations.

As always, you can count on us to do what we know best – search for great businesses to invest in at bargain prices. We have a long list of stocks that we monitor, and any weakness in the market should make some of these stocks go down, which should provide us with some exciting opportunities.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian Sexsmith Portfolio Manager

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2016, the net asset value (NAV) of the Parnassus Core Equity Fund – Investor Shares was $39.29. After taking dividends into account, the total return for the fourth quarter was 2.20%. This compares to increases of 3.82% for the S&P 500 Index (“S&P 500”) and 4.41% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the year, the Fund gained 10.41%, which falls short of the 11.94% and 13.86% returns for the S&P 500 and Lipper average, respectively.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Core Equity Fund Investor Shares	10.41	7.92	14.22	9.47	0.88	0.87

Parnassus Core Equity Fund Institutional Shares	10.61	8.14	14.42	9.69	0.67	0.67

S&P 500 Index	11.94	8.85	14.63	6.93	NA	NA

Lipper Equity Income Fund Average	13.86	6.39	11.52	5.94	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.79%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund-Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The Parnassus Core Equity Fund – Investor Shares returned 10.41% for the year and trailed the S&P 500 by 1.53%. Sector allocations had a slightly negative effect on our relative performance. Our underweight position in energy stocks cost us the most, as this group gained 27% on average during the year, far outpacing the index. We had a slight overweight vs. the S&P 500 in health care, which was the year’s worst performing sector. But far more damaging was that our health care stocks were down 19% in aggregate, much worse than the overall sector, which dropped 2%. This resulted in a headwind of more than 300 basis points for the Fund’s return. While our non-health care stocks outperformed the index, it simply wasn’t enough to overcome our losses in health care.

Not surprisingly, our three biggest losers this year were health care stocks. Our worst performer was Perrigo, the leading producer of store-brand generic drugs, which plummeted 36.0% from $144.70 to our average selling price of $92.68, cutting 131 basis points (a basis point is 1/100th of one percent) from the Fund’s return. Shares sank in April after longtime CEO Joe Papa resigned to become CEO of Valeant Pharmaceuticals. The stock continued to move lower throughout the year because the company cut its earnings guidance three times. Whereas management initially expected nearly $10 per share in 2016 earnings, by the end of the year, the company expected to earn just $7. The business underperformed due to declining generic drug prices and soft growth from Omega, Perrigo’s European business.

Gilead Sciences fell 29.2% in 2016 from $101.19 to $71.61 and trimmed 124 basis points off the Fund’s return. While Gilead is best-known for its

PARNASSUS FUNDS	Annual Report • 2016

life-saving HIV drugs, the spectacular rise of its hepatitis C cure has driven recent earnings growth. After the fastest drug sales launch in history (measured by sales), Gilead’s hepatitis C business declined in 2016 due to several headwinds, including an unfavorable payer mix, fewer patients and increased competition.

Trading at just seven times earnings, Gilead’s stock appears to be an absolute bargain. Investors seem to be undervaluing Gilead’s innovative and growing HIV franchise. In addition, while Gilead’s hepatitis C drug sales will decline over time, a large population of untreated patients remains, so the drug should generate significant cash flows into the next decade. We also think that Gilead has a promising drug pipeline, for which investors are attributing very little value. For these reasons, Gilead was our second largest holding at year-end.

Allergan, a pharmaceutical company best known for developing Botox, reduced our fund’s return by 102 basis points as the stock dropped 32.8% from $312.50 to $210.01. Shares sank in April, when Pfizer terminated its plans to acquire Allergan after new rules from the U.S. Treasury made it almost certain that the combined entity would not receive favorable tax treatment. The stock fell again later in the year, after management reduced guidance due to weaker than expected sales.

Despite these issues, we still own the stock. We believe Allergan has a terrific product portfolio, with several fast-growing cash pay businesses, and a rich pipeline. It’s also positive that Allergan sold its generic drug unit to Teva for $40 billion, a deal that strengthened the company’s balance sheet.

Our biggest winner was Applied Materials, the maker of equipment used in semiconductor manufacturing. The stock contributed 172 basis points to the Fund’s return, as it surged 72.8% from $18.67 to $32.27. During 2016, orders, revenues and earnings all grew to the highest levels in the company’s history. Additional market expansion and share gain opportunities, particularly around new transistor architectures and advanced display technologies, contributed to the record performance. We sold some of our position given the dramatic price appreciation, but continue to own some shares.

Xylem is a global industrial company that provides a complete set of products for the water industry, including pumps and filters. The company contributed 109 basis points to the Fund’s return, as its stock increased 35.7% from $36.50 to $49.52. Global public utility markets remained strong, as municipalities continued to invest in aging water infrastructure. During the year, the company completed the acquisition of Sensus, a leading provider of smart water meters, and Visenti, a water leak detection and pressure management business. These acquisitions meaningfully broaden Xylem’s advanced technology product suite and solidify its position as a market leader in intelligent water solutions.

Long-time portfolio holding Sysco Foodservices, the largest food distributor in the U.S., had a fantastic year as the stock rose 35.0% from $41.00 to $55.37 and boosted our fund’s return by 109 basis points. The company reported strong earnings growth in 2016 due to gross margin improvement, case volume growth and cost reductions. Sysco also grew its international business significantly with the acquisition of U.K.-based Brakes Group for $3.1 billion.

Parnassus Core Equity Fund as of December 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Wells Fargo & Co.	4.9%

Gilead Sciences Inc.	4.5%

Charles Schwab Corp.	4.0%

Apple Inc.	3.9%

The Walt Disney Co.	3.8%

Danaher Corp.	3.7%

Intel Corp.	3.5%

United Parcel Service Inc., Class B	3.3%

Allergan plc	3.2%

Sysco Corp.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2016	PARNASSUS FUNDS

Outlook and Strategy

We are very focused on what impact Donald Trump will make on the business landscape as President. So far, he seems intent on reducing taxes and regulations, altering international trade deals, overhauling Obama’s Affordable Care Act and boosting infrastructure spending. In some of these areas, there is overlap with traditional Republican positions. In others, especially large scale deficit spending, Trump appears to be at odds with his party’s leadership in the legislative branch. As a result, there’s high uncertainty as to the specifics of Trump’s business-related policy changes. Whatever the details, there’s no doubt that the federal government’s policies and overall stance toward business will change dramatically, and there will be winners and losers among publicly traded companies.

The health care industry is especially sensitive to government policy, and we expect our portfolio

Value on December 31, 2016 of $10,000 invested on December 31, 2006

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

companies in this area to face uncertainty in 2017. Our overall strategy in health care is to invest in companies that offer either novel science or cost-reducing products and services. Even though 2016 was very disappointing for our health care investments, we still think this formula will work over the long-term. An aging population that will demand high-quality medicine at affordable prices is a very powerful secular trend. This tailwind will persist and will hopefully support our health care stocks, regardless of what changes Trump and Congress make to existing health care laws.

We’re also intently watching the Federal Reserve. Its leader, Janet Yellen, has just over a year left in office, and it seems likely that she’ll finish her term with more interest rate hikes. We made two allocation decisions last year that should help returns if rates rise in 2017. First, the Fund is far more invested in financial stocks, which generally benefit from a higher interest rate environment. We added Wells Fargo to the portfolio in May, and we increased our position in Charles Schwab. As a result, we now have an allocation of 11.5% in financials, up from 5.1% a year ago. The second move was reducing our exposure to utilities stocks. If interest rates go up, we would expect the dividend yields for utilities to go up too, and this would mean the stocks would go down. At year end, the Fund was just 2.2% invested in utilities, down from 5.3% a year ago.

The Fund’s largest sector underweights relative to the S&P 500 are in consumer discretionary and energy stocks. These sectors tend to be highly cyclical, so our lack of exposure in these areas should bolster our downside protection in a market correction. Offsetting this are overweights in industrials and technology stocks, which also tend to be highly cyclical. Overall, we think the Fund is positioned to perform well in a wide range of potential outcomes in 2017. If stocks continue to move up, we have plenty of stocks that can outpace the index in a bull market. If stocks go down, we think our portfolio companies should hold up well, because of their relatively attractive valuations, robust balance sheets and attractive long-term business prospects.

We thank you for your investment in the Parnassus Core Equity Fund.

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2016, the NAV of the Parnassus Endeavor Fund – Investor Shares was $32.99, so after taking dividends into account, the total return for the year was 21.42%. This compares to a return of 11.94% for the S&P 500 Index (“S&P 500”) and 10.25% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great year for the Parnassus Endeavor Fund, and I’m happy that we were able to give our shareholders such an attractive return. We beat the S&P 500 by more than nine percentage points, and we beat the Lipper average by more than 11 percentage points. This is even more remarkable, when we consider that the average mutual fund does not even beat the S&P 500.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. As you can see, the Parnassus Endeavor Fund outperformed both benchmarks for all time periods.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Endeavor Fund Investor Shares	21.42	14.11	18.91	12.23	0.98	0.95

Parnassus Endeavor Fund Institutional Shares	21.68	14.24	18.99	12.27	0.75	0.75

S&P 500 Index	11.94	8.85	14.63	6.93	NA	NA

Lipper Multi-Cap Core Average	10.25	6.08	13.06	5.94	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 12.35%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Most striking is the fact that the Parnassus Endeavor Fund – Investor Shares has beaten the S&P 500 by more than five percentage points per year over the past ten years, averaging 12.23% per year, compared to 6.93% per year for the S&P 500. This performance has made the Parnassus Endeavor Fund the best-performing of all 367 multi-cap core funds followed by Lipper over the past ten years.*

To put the Fund’s performance in dollar terms, look at the graph on page 14. It shows the growth of a hypothetical $10,000 investment in the Fund made ten years ago, compared to the growth of a $10,000 investment in the S&P 500 or the Lipper average. Had you been able to invest $10,000 in the S&P 500, you would have had $19,563 on December 31 of 2016, and if you would have invested $10,000 in the multi-cap core funds covered by Lipper average, you would have had $17,842. By comparison, you would have had $31,709 if you had invested in the Parnassus Endeavor Fund. In other words, you would have made $9,563 with the S&P and $7,842 with the Lipper average, but $21,709 with the Parnassus Endeavor Fund, or more than double over the ten-year period.

Quite often, people will ask me why the Parnassus Endeavor Fund has done so well. There are really two sets of answers. The first set revolves around environmental, social and governance factors (“ESG”) with workplace issues the most important. A company that treats its employees well has a much more motivated workforce, and it

(*For the one-, three- and five-year periods, the Fund was #14 of 746 funds, #1 of 645 funds and #6 out of 575 funds, respectively.)

Annual Report • 2016	PARNASSUS FUNDS

can attract better people. A firm that practices environmental responsibility is less likely to be sued or fined, and this type of firm is more likely to have enlightened and capable management.

The other set of issues involves valuation. At the Parnassus Endeavor Fund, we calculate the intrinsic value of a company, and we won’t invest in a company unless the stock price falls to one-third below its intrinsic value. This gives us an enormous margin of safety. Of course, there is always some negative event that causes the stock price to go down so much, so it’s emotionally difficult to invest in a stock after the company has suffered a big setback. That’s why most investors aren’t able to invest, when the stock drops by that much. I admit that it’s also difficult for me to do that, but I’m a pretty even-tempered person most of the time, so I have good control of my emotions. The three steps, then, are (1) knowing enough about finance to calculate the intrinsic value of a company, (2) determining if a company’s difficulties are temporary or permanent and (3) having the emotional wherewithal to invest when the stock is down.

Company Analysis

There were seven stocks that contributed the most to the Fund’s strong return in 2016, with each of them adding 149 basis points or more to the Fund’s return. (Each basis point is equal to 0.01% or one-hundredth of a percent, so a gain of 149 basis points is equal to 1.49%.) There were only two stocks that had a substantial negative impact on the Fund’s return, so I’ll discuss those first.

The stock that hurt us the most was Perrigo, the leading producer of store-branded generic drugs, which saw its stock drop 42.5% from $144.70 to $83.23, cutting 222 basis points or 2.2% off the value of the Fund’s return. Longtime CEO Joe Papa left the company in April to assume the same job at Valeant, the troubled pharmaceutical-maker. Also, the company bought Omega, a European pharmaceutical business, which turned out to have a lot of problems. Finally, Perrigo’s prescription generic drug business has faced more competition from Mylan and Teva Pharmaceuticals, which cut deeply into the company’s earnings. We added to our position in the stock as it moved lower, because the issue is very undervalued, and I think management can turn the company around. The store-brand generic business (non-prescription) continues to do very well and provides a stable base for a rebound.

Gilead, a biotechnology firm that makes therapies for HIV and hepatitis C, sliced 130 basis points off the Fund’s return, as the stock sank 29.2% from $101.19 to $71.61. Because the company’s hepatitis C therapy cured so many people, there is less demand for the drug, so earnings declined. The stock is now an absolute bargain, trading at only seven times earnings. We added to our position, since the company has a strong balance sheet, plenty of cash and has a proven track record of innovation.

Of the seven stocks that powered our performance for the year, four were semiconductor companies: Micron Technology, Applied Materials, Qualcomm and Lam Research. Strong demand for semiconductors in 2016 moved these stocks much higher. Micron Technology topped the charts, adding 448 basis points (4.48%) to the Fund’s return, as the

Parnassus Endeavor Fund as of December 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Micron Technology Inc.	5.3%

Allergan plc	5.1%

QUALCOMM Inc.	4.7%

McKesson Corp.	4.6%

American Express Co.	4.6%

Perrigo Co. plc	4.6%

Gilead Sciences Inc.	4.6%

IBM Corp.	4.6%

Whole Foods Market Inc.	4.5%

Ciena Corp.	3.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2016

stock soared 103% from our cost of $10.80 where we bought it early in the year to $21.92 by the end of the year. Micron makes two kinds of memory chips, DRAMs (dynamic random access memory) and NAND flash memory chips. Micron’s shares are quite volatile, since both its main products are commodities, which are sensitive to supply-and-demand relationships. During 2016, demand grew more than supply, so prices firmed up and Micron’s earnings improved.

Applied Materials, the leading producer of equipment used in making semiconductors, soared 72.8% during the year from $18.67 to $32.27, adding 420 basis points to the Fund’s return. The stock rose early in the year, as demand accelerated for capital equipment by customers such as Intel and Samsung. The stock moved even higher in the second half of the year, after the company announced strong earnings and new orders that pushed backlog to an all-time high.

Value on December 31, 2016 of $10,000 invested on December 31, 2006

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Cummins Engine, a maker of diesel engines for trucks and other industrial applications, added 213 basis points to the Fund’s return, as its stock rose an amazing 55.3% from $88.01 to $136.67. I say amazing, because the diesel engine market has not been very strong, and revenue growth at Cummins has been relatively modest. However, Cummins was able to report good earnings, because of effective cost control. The stock hit a high of $150 in 2015, but had dropped to $88 by the end of that year. At this depressed price, any good news would move the stock higher, so this is what happened.

Qualcomm, the leading provider of software and semiconductors used in mobile devices, boosted the Fund’s return by 194 basis points. Investors cheered the company’s progress in China, as it signed licensing agreements with that country’s ten largest smartphone-makers. The stock moved even higher on reports that it would acquire NXP Semiconductors, a leading provider of chips to the automotive industry.

Deere & Co., renowned for its big, green tractors, added 161 basis points to the Fund’s return, as the stock climbed 35.1% from $76.27 to $103.04. Late last year, Deere gave 2017 financial guidance that exceeded expectations, so investors hoped that earnings had bottomed after three years of declines. Farmers coping with low crop prices have put off investing in equipment, but eventually, they’ll need to buy new tractors. When they do, Deere’s earnings should move higher, so we’re holding on to the stock.

Like Applied Materials, Lam Research makes equipment used in manufacturing semiconductors, and its stock surged 33.1% during the year from $79.42 to $105.73, adding 151 basis points to the Fund’s return. The stock had a good start in 2016, as semiconductor-foundries and memory chip-makers ordered lots of equipment, which sent Lam’s earnings higher. The stock moved up again following an October presentation by the company that predicted further market growth and increased share for Lam.

Charles Schwab rose 19.9% from $32.93 to $39.47 for a contribution of 149 basis points to the Fund’s return. Although many people think of Schwab as a discount broker, interest earnings are its largest source of income. The stock moved higher as interest rates increased in 2016, and there were expectations of even higher interest rates in 2017.

Outlook and Strategy

In my opinion, the stock market is now fully-priced, so it’s vulnerable to a downward correction. The price/earnings ratio (“P/E ratio”) of the S&P 500 companies based on the last 12 months’ earnings is 20.3, which is pretty high considering that the historical range is around 15-16. That doesn’t mean that the market will necessarily go down, but it is one factor in the equation. The P/E ratio of the companies in the Parnassus Endeavor Fund is much lower at 14.5, but that doesn’t mean that we’re immune to a market correction. When the market drops, almost all stocks go down, and we will be caught in the downdraft if that happens.

Annual Report • 2016	PARNASSUS FUNDS

In my early years of managing the Parnassus Funds, I would try to time the market by increasing our cash position if I thought the market was overvalued, thinking that a big move down was imminent. I did this twice, and both times I lived to regret it, as the market kept going higher and we underperformed. Since then, I’ve realized my limitations and I don’t try to time the market. I don’t have any special talent for forecasts, but I do have some skill in analyzing individual companies. I can make a pretty good estimate of a stock’s intrinsic value, and when that stock drops to a third or more below that intrinsic value, we buy the stock. That’s what has worked for us in the past, and that’s what I’ll continue to do. Although I will not be making any forecasts, I do have some opinions on what might happen during the year. First of all, the economy looks pretty good right now with unemployment around 5%, and jobs increasing just under 200,000 every month. Interest rates are low, so that should help things.

The real wild card in the economic equation is Donald Trump. I was very surprised when the American people chose “The Donald” to be our next leader, but that’s what they did, so we’ll have to live with him for the next four years. His policy pronouncements keep contradicting each other, so it’s hard to know exactly what he will do. From what he says, there is some good news and some bad news.

The bad news is that he has threatened a trade war with other countries, focusing on China and Mexico. If he actually carries out those threats, it will be a disaster, and we’ll be plunged into a deep recession. The same thing applies to his threat to build a wall between the United States and Mexico. It would be an economic disaster for us. In California, we rely heavily on the labor of Mexican immigrants – both legal and undocumented. If even a portion of these people were forced to return to Mexico, California’s economy would fall into the doldrums. This phenomenon applies to many other parts of the country, but to a somewhat lesser degree. Trump’s policies do not take into account that immigration is great for the country and for all the people living here. What I’m hoping for is that all Trump’s words were just idle campaign rhetoric, and he has no intention of carrying them out. If we’re lucky, cooler heads in Trump’s cabinet will prevail, and none of these things will come to pass.

There are two elements in Trump’s program that I think are quite sensible: tax cuts and big investments in infrastructure. At 35%, our corporate tax rate is the highest in the developed world. We need to bring it down, so corporations won’t continue keeping cash overseas, but will bring it back and invest in the United States.

Trump is correct when he says we need big investments in infrastructure. Those of you who travel a lot realize that many of our roads are in poor condition, and they need lots of help. The same thing applies to airports – especially those in New York, Los Angeles and Newark. I could go on and on, but I think you get the general idea. Investment in infrastructure is a good idea, but I do worry about where the money will come from, and if we do borrow a lot more money, it might increase inflation to worrisome levels.

How does all this affect the stock market and our shares in the Parnassus Endeavor Fund? If The Donald can forget about building a wall next to Mexico and drop his ideas of starting a trade war with China and others, but focus on tax reform and infrastructure investment, it would be a winning strategy. The economy might start growing again at a rate of around 3% instead of 1.5%, and this would mean that corporate earnings would increase. Going back to the P/E ratio, this would mean that the “E” would increase, which would mean that the ratio would be lower, and that would mean that the stock market would no longer be as fully-valued as it is now. That’s what I’m hoping for, but who knows what will happen.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2016, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $28.87, so after taking dividends into account, the total return for 2016 was a gain of 16.07%. This compares favorably to a gain of 13.80% for the Russell Midcap Index (“Russell”) and a gain of 15.46% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Parnassus Mid Cap Fund – Investor Shares was up 2.20%, behind the Russell’s 3.21% return and the Lipper average’s 5.83% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. The Fund’s long-term track record remains very good, as it outperformed both benchmarks in nearly all of the listed periods.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Mid Cap Fund Investor Shares	16.07	8.58	14.25	8.87	1.07	0.99

Parnassus Mid Cap Fund Institutional Shares	16.28	8.72	14.34	8.91	0.77	0.77

Russell Midcap Index	13.80	7.92	14.72	7.86	NA	NA

Lipper Mid-Cap Core Average	15.46	6.38	13.40	6.98	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 8.62%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

2016 was a good year for the Fund. We provided an excellent return for shareholders, outperformed both of our benchmarks, stayed true to our concentrated, quality-biased, low-turnover strategy and more than tripled assets under management.

Despite the positive total return for the year, it was another bumpy ride for the stock market. The Russell plunged 12.63% in the first five weeks of the year ending February 11, 2016, but rallied 30.23% from its February low to finish up 13.80%. Investor sentiment was driven by an accommodative central bank policy, rising oil prices and the campaign promises of President-elect Donald Trump.

The Parnassus Mid Cap Fund – Investor Shares beat the Russell by 227 basis points (a basis point is 1/100th of one percent) and the Lipper average by 61 basis points. The Fund benefitted from having an underweight position relative to the Russell in consumer discretionary stocks, the second-worst performing sector in the benchmark. Our overweight position in the utilities sector also helped our performance, because this sector went up more than the market. Our overweight positions in the consumer staples and health care sectors were our poorest allocation decisions, because these sectors underperformed the Russell by a wide margin.

As usual, stock selection was the main driver of the Fund’s performance relative to the index. Our industrials and information technology holdings helped the Fund’s performance relative to the Russell by 250 and 242 basis points, respectively. Conversely, poor stock picks in the health care and materials sectors hurt our performance relative to the Russell by 206 and 167 basis points, respectively.

Annual Report • 2016	PARNASSUS FUNDS

The Fund’s weakest performer was Perrigo, the leading producer of store-brand generic drugs, as its stock plummeted 42.5% from $144.70 to $83.23, slicing 180 basis points from the Fund’s return. The stock sank in April after longtime CEO Joe Papa resigned to lead troubled Valeant Pharmaceuticals. The stock moved lower throughout the year, because the company cut its earnings guidance three times due to declining generic drug prices and soft growth in Europe. Whereas management initially expected nearly $10 in 2016 earnings-per-share, estimates are now at $7. We like the company’s core franchises and believe that management will turn around this attractively-valued business.

Drug-distributor Cardinal Health cut 56 basis points from the Fund’s return, as its stock fell 19.4% from $89.27 to $71.97. The stock dropped early in the year, after management lowered earnings guidance due to weak generic drug prices and the loss of its Safeway contract. Persistent pricing pressure for its generic and branded drugs prompted management to reduce earnings guidance again in the Fall. We expect pricing pressure to moderate over time, and the company should benefit from increasing demand for prescription drugs by an aging population. Share gains and cost efficiencies should also help earnings.

Hanesbrands, a leading manufacturer of undergarments and activewear, dropped 19.8% from $26.91, where we first bought shares, to $21.57, reducing the Fund’s return by 55 basis points. The stock slumped over the summer, after the company missed expectations due to weak demand and one-time charges related to its recent acquisitions of Champion Europe and Pacific Brands. Excessive inventories, U.S. retail bankruptcies and higher cotton prices caused the company to reduce guidance again in the Fall. In late 2016, investor concern over potential trade tariffs pushed the stock even lower. We believe the company is poised to deliver higher earnings by improving operational efficiency, buying back stock and increasing international sales.

For the second year in a row, our best performer was Insperity, a provider of human resource services to small- and mid-sized businesses. The shares surged 47.4% from $48.15 to $70.95, increasing the Fund’s return by 184 basis points. In 2015, activist investor Starboard Value took a large stake in the company and pressured management to reduce operating costs, repurchase stock and explore the sale of the company. The company has since performed well, increasing its client base and growing earnings at a double-digit rate. Management should continue improving sales and operations in the coming year, but we reduced our position in the company, because of the tremendous stock price rise.

Applied Materials, a maker of equipment used in semiconductor manufacturing, contributed 173 basis points to the Fund’s return, as its stock soared 72.8% during the year from $18.67 to $32.27. The stock rose early in the year, as demand accelerated for its capital equipment. The stock climbed even higher after the company delivered positive mid-year financial results and announced record-high orders. We are holding onto some of our shares, because the company should benefit from a healthy demand environment and further share gains.

MDU Resources, a diversified conglomerate with operations in electric and gas utilities, pipelines and construction materials and services, rose 57.0% from $18.32 to $28.77, increasing the Fund’s return by 160 basis points. A robust construction backlog, solid utility customer growth and contributions from its recently completed wind-power project drove better than expected earnings results early in the year. The stock climbed higher mid-year when management sold its unprofitable refinery to

Parnassus Mid Cap Fund as of December 31, 2016 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Motorola Solutions Inc.	4.1%

Fiserv Inc.	3.4%

First Horizon National Corp.	3.3%

Teleflex Inc.	3.3%

KLA-Tencor Corp.	3.2%

VF Corp.	3.2%

SEI Investments Co.	3.1%

Verisk Analytics Inc.	3.1%

National Oilwell Varco Inc.	3.0%

Iron Mountain Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2016

Tesoro. We see more upside in the stock given a healthy construction backlog and utility rate increases.

Outlook and Strategy

This year’s 14% surge in the Russell was a welcome change from last year’s 2% slump. After taking dividends into account, the Russell is up over 312% since the trough of 2009, which represents an annualized return of over 19%. At year end, the Russell traded at over 18 times forward earnings estimates, well above the ten-year average of 16 times. In short, stocks remain expensive. With this backdrop, along with the dynamic political environment, we remain focused on identifying stocks with asymmetric risk-reward opportunities.

In 2016, certain sectors went up much more or less than the Russell, creating opportunities for us to adjust our individual portfolio holdings. For

Value on December 31, 2016 of $10,000 invested on December 31, 2006

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

example, the industrial and utilities sectors rose 19% and 18%, respectively. We reduced our exposure in these areas, because the range of outcomes for some stocks became less favorable. Conversely, the health care and consumer discretionary sectors were the worst performing sectors in 2016, falling 3% and rising only 4%, respectively. We took advantage of price drops in some quality businesses to buy more shares, resulting in an increase in our relative weightings in these sectors.

We added to our position in medical equipment provider Teleflex, after management reduced financial guidance due to pricing pressure and longer sales cycles for its new products. We believe the company has significant opportunities with its innovative products to accelerate sales growth. We also increased our position in dental distributor Patterson. The stock dropped after management provided disappointing guidance, driven by poor sales execution, pricing pressure in the branded pharmaceutical segment and the loss of an exclusive contract with Sirona. We believe that the company has levers to pull to deliver higher earnings.

We increased our position in VF Corp., a consumer discretionary company best known for top brands like The North Face, Timberland and Wrangler. The stock performed poorly, as demand from domestic department and sporting goods stores slumped, and the company was left holding too much inventory. Demand was also hurt by an unusually high rate of U.S. retailer bankruptcies in 2016. The valuation is attractive though, and we believe that management is taking the right steps to create shareholder value by optimizing the portfolio, realigning expenses to market conditions and focusing on returns on capital. Furthermore, the company should benefit from growth in Europe and Asia, the expansion of e-commerce and continued consumer interest in fitness and outdoor activities.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of December 31, 2016, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $16.80, so the total return for the year was 13.98%. This compares to a gain of 5.21% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 4.28% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). The Parnassus Asia Fund performed extremely well this year, both on an absolute basis and relative to its benchmarks. We surpassed the MSCI Index by nine percentage points, and we beat the Lipper average by 9.70%. In fact, this was the Fund’s best annual performance since its launch in 2013. We’re proud of the Fund’s achievements and our ability to reward our most loyal shareholders.

Below is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. The Fund is demonstrably ahead of both benchmarks for all time periods. As long-term

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Asia Fund Investor Shares	13.98	2.71	3.44	2.50	1.25

Parnassus Asia Fund Institutional Shares	14.21	2.88	NA	1.10	0.94

MSCI AC Asia Pacific Index	5.21	1.23	1.37	NA	NA

Lipper Asia Pacific Region Average	4.28	0.73	0.26	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -3.49%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

investors, we like to pay most attention to returns over an entire economic cycle, which typically lasts three to five years. Since inception then, we have gained an average of 3.44% per year, which is more than two percentage points per year ahead of the MSCI Index and more than three percentage points per year ahead of the Lipper average. This performance makes the Parnassus Asia Fund the third-best performing of all 49 Asia Pacific Region funds followed by Lipper. (For the one- and three-year periods, the Fund was #3 out of 61 funds, and #5 out of 49 funds, respectively.)

Company Analysis

The Asia Fund’s stellar performance was primarily attributable to our investments in select high-technology stocks, which rebounded strongly compared to the first quarter of the year. Six companies contributed 130 basis points or more to the Fund’s return in 2016, while only three stocks subtracted 70 basis points or more from the Fund’s return. (Each basis point is equal to 0.01% or one-hundredth of a percent, so a gain of 130 basis points is equal to 1.30%.)

The Fund’s worst performer was Lenovo, which decreased the Fund’s return by 163 basis points, as its stock price slipped 40.6% from $1.01 to $0.60. (We own the Hong Kong – listed shares, which are more liquid than the U.S.-listed ADR’s; one ADR is equal to 20 shares with a value of $12.00 at year-end.) The maker of personal computers and other technology products is the number-one brand in China and the largest PC manufacturer in the world. The stock fell because investors began to doubt whether Lenovo could build a successful enterprise business and turn around the mobile business simultaneously in the face of well-heeled rivals such as HP, Dell and Apple.

PARNASSUS FUNDS	Annual Report • 2016

Gilead, a biotechnology firm that makes therapies for HIV and hepatitis C, sliced 85 basis points off the Fund’s return, as its stock declined 11.6% from our average cost of $81.03 to $71.61. The stock dropped due to weakness in the hepatitis C business, as pricing came under pressure due to increased competition, and the patient population fell because Gilead’s drugs cure patients, thereby reducing demand for the therapy. The stock is on the bargain table, and the company has a strong balance sheet and a proven track record of innovation, so we increased our position throughout the year.

Our final laggard was Rakuten, whose stock price fell 14.9% from $11.52 to $9.80 and clipped the Fund’s return by 77 basis points. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services, including securities brokerage and credit cards. While Rakuten still dominates Japan’s e-commerce ecosystem, the competitive landscape has intensified. Amazon is using its Amazon Prime membership package of free shipping, same-day delivery and free online content to gain share, while Yahoo Shopping launched an offensive under the banner of e-commerce revolution. Consequently, profit growth slowed both in Rakuten’s domestic e-commerce and financial technology segments. Management’s ambitious turn-around plan resulted in cleaving off international operations and the company is redoubling efforts to grow in Japan.

Compared with our diverse set of losers, every one of our portfolio’s six top winners was a technology stock, as the semiconductor industry staged a strong cyclical recovery beginning in the second quarter. Thankfully, we scooped up shares in these quality names when prices were low, so we’re well-positioned for the upturn.

The Fund’s best performer was Applied Materials, a leading maker of equipment used in semiconductor manufacturing, which soared 72.8% during the year from $18.67 to $32.27, increasing the Fund’s return by a whopping 284 basis points. The stock rose early in the year, as demand accelerated for its capital equipment by semiconductor customers such as Intel and Samsung. The stock also climbed higher, after the company delivered positive mid-year earnings and then announced new orders and backlog reaching all-time highs.

Micron Technology added an impressive 238 basis points to the Fund’s return, as the stock marched higher by 54.8% from $14.16 to $21.92. It was a roller-coaster year for Micron, as prices of its two main products, dynamic random access memory chips (also known as DRAMs) and NANO flash memory chips, were falling sharply to begin the year. DRAMs and NANO flash memory chips are commodities, and their

Parnassus Asia Fund as of December 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

pricing is volatile, going up sharply when demand exceeds supply and dropping suddenly when the balance tilts in the other direction. During 2016, demand grew more than supply, so prices firmed up and Micron’s earnings improved.

Samsung Electronics contributed 183 basis points to the Fund’s return, as its stock surged 40.2% from $1,062.10 to $1,489.45. The South Korean consumer electronics giant ranks number one in sales of mobile phones and displays worldwide and number two behind Intel in semiconductors. In October, Samsung halted sales of its flagship Galaxy Note 7 smartphone, after reports that the devices could explode and catch fire. The company recovered quickly though, spending $5 billion on a complete, global recall that successfully restored customers’ faith in the brand. To branch out beyond smartphones, Samsung also purchased Harman, a U.S. automotive technology manufacturer. Investors applauded the move, which diversifies and expands Samsung’s end markets.

Annual Report • 2016	PARNASSUS FUNDS

Lite-On Technology saw its stock price jump 45.8% from $0.96 to our average selling price of $1.40, adding 161 basis points to the Fund’s return. Based in Taipei, Lite-On sells a variety of electronic components that serve the information technology, optoelectronics, storage and mobile mechanics markets. It is the number one player globally in sales of power supplies for desktop and notebook computers and a global top-three player in camera modules that are used in mobile devices and automobiles. Lite-On’s revenues turned the corner in August, rebounding 18% in response to a pickup in demand for premium handsets. Growing demand for cloud computing products, high-end servers and networking power-management systems also drove momentum at the company, which achieved record sales during the year.

The stock price of Linear Technology surged 34.2% from $42.47 to our average selling price of $56.98, enhancing the Fund’s return by 135 basis points. Linear Technology manufactures a broad line of high-performance analog integrated circuits targeted at industrial and automotive applications. The stock leapt in July, when Massachusetts-based semiconductor company Analog Devices agreed to acquire Linear in a cash-and-stock deal worth $14.8 billion. Analog Devices was interested in accessing Linear’s portfolio of leading technologies, as well as quickly gaining scale to compete more effectively in a consolidating marketplace. At a purchase premium of 25%, we believe Linear’s shareholders received fair compensation, so we sold our shares just prior to the close of the transaction.

Finally, Qualcomm, the leading provider of software and semiconductors used in mobile devices, boosted the Fund’s return by 133 basis points, as its stock rose 30.4% from $49.99 to $65.20. Investors cheered the company’s progress in China, as it signed licensing agreements with all of the country’s ten largest smartphone manufacturers. In late September, the stock moved even higher on reports that the company was in talks to acquire NXP Semiconductors, a leading provider of chips to the automotive industry. A month later, Qualcomm announced the $47 billion transaction, the largest semiconductor deal ever. NXP will diversify the business and provide a major boost to earnings, since Qualcomm will acquire a new, fast-growing revenue stream.

Outlook and Strategy

The Parnassus Asia Fund generated exceedingly strong returns in 2016, well above the performance of Asian financial markets as a whole. This was an especially challenging investment environment, due to several political shocks that unsettled stock markets throughout the year. In January, Japan’s central bank took the unprecedented step of lowering interest rates into negative territory. In June, Britain voted to separate itself from the EU, and in November, Donald Trump defied expectations to win the U.S. presidential election. Each of these events roiled global stock markets, which floundered before rallying by year-end.

One source of our defensive positioning is the Fund’s large underweight in Japan. At the end of the year, Japan constituted 43% of the MSCI Index, but only 24% of the Parnassus Asia Fund. In 2015, our lack of investment in Japan worked against us, as the country’s central bank artificially inflated stock prices with repeated and ever-greater stimuli. We believed this policy was unsustainable, and our thesis was finally proven correct last year. In a complete reversal from 2015, when Japan was the best-performing Asian market and the only one with positive returns, the Japanese stock market in 2016 not only fell in local currency

Parnassus Asia Fund as of December 31, 2016 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Top 10 Holdings

(percentage of net assets)

Micron Technology Inc.	5.7%

Samsung Electronics Co., Ltd.	5.2%

Rakuten Inc.	4.8%

Gilead Sciences Inc.	4.7%

SITC International Holdings Co., Ltd.	4.1%

OMRON Corp.	4.1%

QUALCOMM Inc.	3.7%

Topcon Corp.	3.7%

National Oilwell Varco Inc.	3.7%

Alibaba Group Holding Ltd. (ADR)	3.6%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2016

terms, but also was the only major Asian market to post negative returns. By patiently holding true to our convictions and sitting out the Japanese market’s drop, we succeeded in avoiding big losses.

As we avoided Japan, we made above-average investments in several other countries and in the technology sector, each of which rocketed ahead. Our largest overweight position was in Taiwan, where we held 16.5% of our investments compared to the benchmark’s 6.2%. Taiwan’s stock market surged 19.6% in 2016, driven by an unexpected rebound in technology exports and consolidation in the semiconductor equipment industry, which included the acquisition of Hermes Microvision, our largest Taiwanese holding. The Fund also held double the benchmark’s weight in Thailand, the best performing market in Asia, up 27.0%, and three times the benchmark’s weight in Indonesia, which

Value on December 31, 2016 of $10,000 invested on April 30, 2013

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 30, 2013) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

was up 17.5% last year. To be clear, we don’t invest according to country-level macroeconomic forecasts, but rather by looking at company-specific factors. It is our fundamental-driven, bottom-up stock selection that drives our country allocation, not the other way around.

Indeed, our institutionalized investment process contributes greatly to the Fund’s defensive nature. We spend most of our days identifying and assessing quality businesses, calculating internal estimates of their intrinsic value, and buying shares when they are trading at prices far below their intrinsic value. This system doesn’t always work in the short-term, such as when central banks intentionally distort markets to achieve desired social goals. Recent history is rife with examples of this, from Abenomics in Japan to policy-driven bank lending in China. However, our investment process remains tried-and-true over long time horizons. In fact, new evidence around the world shows that policy interventions are becoming less and less effective. That is good news, since it allows investors to focus on what truly matters in evaluating a company – its growth and profitability, and the sustainability of its business model. Ultimately, we believe our process is the best defense for the inevitable uncertainty that goes with investing, particularly in international markets.

Thank you for your continued trust and investment in the Parnassus Asia Fund.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Billy J. Hwan Portfolio Manager

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2016, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.42, producing a gain for the year of 2.42% (including dividends). This compares to gains of 2.65% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 2.99% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 2.06%, and the unsubsidized SEC yield was 1.80%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2016

Parnassus Fixed Income Fund Investor Shares	2.42	2.52	1.37	3.66	0.79	0.68

Parnassus Fixed Income Fund Institutional Shares	2.55	2.61	1.42	3.69	0.50	0.49

Barclays U.S. Aggregate Bond Index	2.65	3.03	2.23	4.33	NA	NA

Lipper Core Bond Funds Average	2.99	2.69	2.40	3.92	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 1.31%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

Despite a year full of surprises, the bond market closed at the end of December looking remarkably similar to the close of 2015. While yields rose from 1.05% to 1.19% on the 2-year Treasury and from 2.27% to 2.45% on the 10-year Treasury, the final readings obscure a very volatile period for the market. Recession fears in the spring drove interest rates lower. By July, the 10-year Treasury ultimately reached an all-time low of 1.36% after Great Britain’s surprise decision to leave the European Union. Economic growth during the late summer pushed yields a bit higher, but then the election of Donald Trump to the presidency pushed yields up quickly in the last two months of the year as investors anticipated higher future inflation.

The Parnassus Fixed Income Fund – Investor Shares trailed the Barclays Aggregate Index and the Lipper average for the year, gaining 2.42% versus 2.65% and 2.99%, respectively. The underperformance was a result of the conservative positioning within the Fund’s corporate bond portfolio. Bonds issued by companies in the energy and telecommunications sectors had the biggest returns in the year, and the Parnassus Fixed Income Fund was underweight both sectors.

Corporate bonds issued by Micron Technology and Motorola Solutions outperformed the Barclay Aggregate Index, each contributing 26 basis points (a basis point is 1/100th of one percent) to the total return. Micron Technology’s bonds were the Fund’s top performer in the year, as they gained 26.56%. Micron’s main product, dynamic random access memory chips (DRAM), is a commodity and prices for DRAM can swing dramatically. The company benefitted from sharply rising prices in the second half of the year, driving better revenue and earnings. We purchased the bonds at a discount when DRAM prices were low. With the improved financials, the bonds shot higher and are now trading near par.

PARNASSUS FUNDS	Annual Report • 2016

Motorola Solution’s bonds gained 8.23%. The company’s bonds were the Fund’s worst performers in 2015, as investors were concerned about the company’s high leverage and declining revenue. The bonds more than overcame the previous year’s losses in 2016, as the company exceeded earnings estimates and investors became less concerned about the company’s leverage. After such a substantial gain, we felt that the bonds were fairly valued, and so sold the position during the year.

The Fund’s convertible bond portfolio continued to be a bright spot, as the asset class returned 14.89% and contributed 28 basis points to the total return. Bonds issued by Exelixis led the outperformance, with a gain of 89.18%, boosting the total return by 13 basis points. The company continued to make progress towards commercializing two cancer therapies after successful phase III trials. Anticipating the bonds would be called, we sold the position earlier this year.

Bonds issued by Novartis, a pharmaceutical company, were the worst performers in the Fund. The bonds declined 5.53% and removed 13 basis points from the total return. The company’s bonds declined due to anticipated patent losses, increased scrutiny surrounding drug pricing and concerns that the company might make a large acquisition. We believe the management team is committed to the company’s AA-credit rating and has many avenues to both improve the business structure while maintaining its excellent balance sheet.

Bonds issued by Charles Schwab were also a meaningful drag on performance, declining 5.34% and removing 11 basis points from the total return. While expectations are for the company to benefit from higher interest rates, the company’s bonds underperformed in the last two months of the year. A rotation out of high-quality and into more volatile bonds meant that Schwab’s bonds moved out of favor. I expect the company to continue to benefit from the current interest rate environment, and the company’s excellent management team to capitalize on an innovations in the financial markets.

Outlook and Strategy

While 2016 was characterized by surprises, the upcoming year is likely to bring a number of substantial changes as well. As a new congress and president work to pass their legislative agenda, there may be changes to healthcare, tax and trade policies. While this creates uncertainty, the Parnassus Fixed Income Fund’s focus on corporate bonds, at 52% of assets versus 26% for the Index, helps mitigate this risk. Many of the bonds held in this portfolio are also owned by the Parnassus equity funds, meaning we have a very deep understanding of the businesses and can better analyze the potential impacts of policy changes.

In addition to asset allocation, the other major factor that drives performance is the Fund’s duration. Duration is a measure of interest rate sensitivity and indicates how much a bond’s price will change per a 1% change in interest rates. In the past, we have written about the Fund’s short duration and how it dampens the impact of interest rate volatility. As of year-end, the Fund’s duration had increased to 4.73 years from 4.42 years in 2015, but remained short of the Index’s duration at 5.89 years.

Parnassus Fixed Income Fund as of December 31, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2016 of $10,000 invested on December 31, 2006

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report • 2016	PARNASSUS FUNDS

To determine the appropriate duration of the Fund, we don’t forecast interest rates. Instead, we forecast the possible upside and downside to the Fund under nine different interest rate scenarios. The future path of interest rates is nearly impossible to predict, so this process allows us to search for the duration that provides the greatest upside and smallest downside under all the different scenarios. Usually, this means that the duration is short when rates are very low, as there’s a greater risk of rates increasing. Conversely, as rates rise, the likelihood of higher or lower interest rates becomes more balanced. In this case, the duration of the Fund normally moves towards the Index, as happened in 2016.

While the New Year promises to be full of changes, our process remains the same. We hunt for undervalued corporate bonds, and use fundamental research to provide current income while managing downside risks.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2016

Responsible Investing Notes

By Milton Moskowitz

The most dramatic event of 2016 was, of course, the election of Donald Trump as the 45th President of the United States. His victory shocked many people, especially those who live on the East and West coasts. The extent of their disappointment can be quickly grasped, if you glance at the election results from the Bay Area. In San Francisco, where Parnassus is located, Trump took only 9% of the vote; in Oakland, the votes for him accounted for a miniscule 2% of the total; in Marin County, where I live, Trump captured 15% of the votes.

Pundits had a field day analyzing these results. Prior to Election Day, there was a consensus about the direction of the stock market. The pundits predicted that if Trump won, the stock market would plunge 500 points the next day. That was wrong, totally wrong. The market went on a tear, hitting all-time highs. It was a Trump rally.

One company, Boston-based New Balance, got into trouble after jumping on the Trump bandwagon. New Balance has long courted customers by pointing out that its shoes, at least most of them, are made in the USA. The day after the election, a New Balance executive expressed satisfaction with the result, declaring that “frankly with President-elect Trump we feel things are going to move in the right direction.” The company was then deluged with shipments of New Balance shoes, which had been burned by customers angry with the company’s stance

Other things were going on during the post-election days. On December 2 and 3, more than 100 leaders from the worlds of business, philanthropy and academia gathered in Rome and the Vatican City to respond to Pope Francis’s pleas that they do more to solve the problems of poverty, hunger and pollution. Organized by two magazines from the Time Inc. stable, Fortune and Time, the Global Forum emphasized practical solutions rather than high-flown rhetoric. So Denise Morrison, CEO of Campbell Soup, called for formation of public-private partnerships to improve children’s health, citing the success her company has had in sending employee teams into communities near Campbell facilities. “Even in America,” she said, “one out of five children will go to sleep tonight hungry or food-insecure.” Ginny Rometty, CEO of IBM, reported that her company had funded 100 six-year high schools that combine traditional education with classes featuring new technologies. “The future of job creation,” she said, “is no longer white collar vs. blue collar. It’s new collar.”

CEOs were plentiful at this conference. They included: Jose Almelda (Baxter International), Cathy Engelbert (Deloitte), John Fallon (Pearson), Roger Ferguson(TIAA), Hugh Grant (Monsanto), Jacqueline Hinman (CH2M), Joseph Jimenez (Novartis), Fisk Johnson (S.C. Johnson & Son), Rich Lesser (Boston Consulting Group) Cherie Blair (Foundation for Women), Richard Branson (VirginGroup), Marcelo Claure (Sprint), Joe Kaeser (Siemens), Klaus Kleinfeld (Arconic), Andrew Liveris (Dow Chemical), Martin Sorrell (WPP) and David Milliband (International Rescue Committee). Also participating were heads of the Ford and Rockefeller Foundations, economist Larry Summers and New York Times columnist Nicholas Kristof.

During the election campaign, CEOs were conspicuous by their absence from the fray. That changed in the weeks following Trump’s victory. A couple of them accepted positions in Trump’s cabinet and 13 high tech leaders traveled to New York to participate in a 90-minute discussion in Trump Tower. In that group were: Jeff Bezos (Amazon.com), Larry Page (Google), Sheryl Sandberg (Facebook), Tim Cook (Apple) and Safra Catz (Oracle).

Lost in the shuffle was the debut of a new list, the Just 100, described as “America’s Best Corporate Citizens.” Designed by hedge fund manager Paul Tudor Jones, it examines companies through 10 lenses: industry leader, worker pay and benefits, worker treatment, supply chain impact, community well-being, domestic job creation, product attributes, customer treatment, leadership and ethics, environmental impact, and investor alignment. The list is unranked, except for No. 1, held by Nvidia, the Silicon Valley maker of chips that power the complex graphics found in gaming devices and other new products.

Just 100 was introduced in the December 20 issue of Forbes magazine. The other big story in that issue was an interview with Jared Kushner, Donald Trump’s son-in-law (he’s married to Ivanka), identified on the cover as “this guy got Trump elected.” A grandson of Holocaust survivors, Kushner insisted to Forbes that there will be no hate element in a Trump administration. Speaking of his father-in-law, he said: “He’s renounced hatred, he’s renounced bigotry and he’s renounced racism. I don’t know if he could ever denounce them enough for some people.”

Annual Report • 2016	PARNASSUS FUNDS

Two Parnassus holdings – Cummins and VF – have achieved perfect scores (100 points) for their policies and practices relating to lesbian, gay, bisexual and transgender employees. The awards come from the Human Rights Campaign (HRC), a national monitor of LGBT issues. Cummins, based in Columbus, Indiana, is the world leader in diesel engine manufacture, and this is the 12th consecutive year that it has won this award. VF, based in Greensboro, North Carolina, markets apparel and footwear under these labels: The North Face, Nautica, Vans, Timberland, Wrangler, Lee and Jansport. The HRC award is highly coveted because of rigorous standards. Companies applying for an award must provide a great deal of information about pay, health and safety, not just for U.S. facilities but for overseas plants as well. Here, for example, is a snippet from the VF entry:

Supplier audits occur annually and cover all cutting facilities, sewing plants, screen printers, embroiderers, laundries and packaging locations. VF and authorized external auditors conduct unannounced visits to supplier factories. Facilities failing to meet VF’s compliance standards are given 180 to 270 days to implement a Corrective Action Plan (CAP) or have their relationship terminated.

You can see VF is serious about this business, when it starts to make comparisons with competitors. The company tells us that in 2013, 13% of audited facilities were not able to meet the requirements set by the audit or by VF. Not to worry, VF says. In that same year, 32% of Nike suppliers could not meet compliance standards.

The San Francisco Symphony Orchestra canceled two concerts planned for North Carolina to protest the state’s anti-gay laws. The decision was made after the state legislature passed a measure binding everyone to use the bathrooms designated for them at birth…Parnassus holding Applied Materials raised $1.6 million for food banks across the country…Finally, JP Morgan Chase paid a fine of $264 million for currying favor with government officials in Asian countries by hiring their children. In China, according to documents unearthed by the Securities and Exchange Commission, Chase booked earnings of at least $35 million from its “Sons and Daughters” program. On the expense side, the bank had hired around 100 children, some of whom were woefully unqualified. The Wall Street Journal reported that an email described one new hire as having a “napping habit” that would be an “eye-popping experience” for colleagues in New York.

Milton Moskowitz, a West Coast journalist, co-founded the Fortune magazine list, “The 100 Best Companies to Work for,” and the Working Mother magazine list, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine, nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Annual Report • 2016

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2016 through December 31, 2016.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,153.40	$4.56
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Parnassus Fund – Institutional Shares: Actual*	0.70%	$1,000.00	$1,154.20	$3.80
Hypothetical (5% before expenses)	0.70%	$1,000.00	$1,021.68	$3.57
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,068.40	$4.54
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.67%	$1,000.00	$1,069.50	$3.49
Hypothetical (5% before expenses)	0.67%	$1,000.00	$1,021.83	$3.41
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,190.80	$5.25
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.42	$4.84
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,191.80	$4.14
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.42	$3.82
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,069.90	$5.17
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.21	$5.04
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.77%	$1,000.00	$1,071.10	$4.02
Hypothetical (5% before expenses)	0.77%	$1,000.00	$1,021.32	$3.92
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$1,120.00	$6.68
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.90	$6.36

Annual Report • 2016	PARNASSUS FUNDS

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period
Parnassus Asia Fund – Institutional Shares: Actual*	0.94%	$1,000.00	$1,120.90	$5.03
Hypothetical (5% before expenses)	0.94%	$1,000.00	$1,000.28	$4.74
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$981.60	$3.40
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.49%	$1,000.00	$982.50	$2.45
Hypothetical (5% before expenses)	0.49%	$1,000.00	$1,022.74	$2.50

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

PARNASSUS FUNDS	Annual Report • 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, and Parnassus Asia Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for each of the three years in the period then ended and for the period April 30, 2013 (inception date) through December 31, 2016 for Parnassus Asia Fund. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for each of the three years in the period then ended and for the period April 30, 2013 (inception date) through December 31, 2016 for Parnassus Asia Fund, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 3, 2017

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2016

Equities	Shares	Market Value ($)

Chemicals (7.8%)
Axalta Coating Systems Ltd. [q]	650,000	17,680,000
Potash Corporation of Saskatchewan Inc.	1,400,000	25,326,000
Praxair Inc.	200,000	23,438,000

		66,444,000

Communications (1.9%)
QUALCOMM Inc.	250,000	16,300,000

Computers (4.6%)
International Business Machines Corp.	235,000	39,007,650

Electronics (1.9%)
Trimble Inc. [q]	550,000	16,582,500

Equipment Leasing (1.8%)
Air Lease Corp.	460,000	15,791,800

Financial Services (14.7%)
Capital One Financial Corp.	250,000	21,810,000
Charles Schwab Corp.	900,000	35,523,000
Essent Group Ltd. [q]	500,000	16,185,000
First Horizon National Corp.	800,000	16,008,000
PayPal Holdings Inc. [q]	280,000	11,051,600
Wells Fargo & Co.	450,000	24,799,500

		125,377,100

Food Products (2.3%)
Mondelez International Inc., Class A	445,000	19,726,850

Industrial Manufacturing (3.0%)
Pentair plc	455,000	25,511,850

Insurance (3.3%)
Progressive Corp.	800,000	28,400,000

Internet (4.1%)
Alphabet Inc., Class A q	25,000	19,811,250
eBay Inc. [q]	505,000	14,993,450

		34,804,700

Lodging (0.8%)
Belmond Ltd. [q]	500,000	6,675,000

Machinery (2.7%)
Deere & Co.	220,000	22,668,800

Equities	Shares	Market Value ($)

Medical Equipment (2.5%)
Patterson Companies Inc.	531,000	21,786,930

Pharmaceuticals (10.2%)
Allergan plc [q]	170,000	35,701,700
Gilead Sciences Inc.	490,000	35,088,900
McKesson Corp.	119,000	16,713,550

		87,504,150

Real Estate Investment Trusts (2.0%)
Redwood Trust Inc.	1,100,000	16,731,000

Retail (3.8%)
CVS Health Corp.	186,000	14,677,260
Whole Foods Market Inc.	575,000	17,687,000

		32,364,260

Semiconductor Capital Equipment (1.9%)
Applied Materials Inc.	500,000	16,135,000

Semiconductors (10.3%)
Intel Corp.	670,000	24,300,900
KLA-Tencor Corp.	255,000	20,063,400
Micron Technology Inc. [q]	2,000,000	43,840,000

		88,204,300

Services (5.0%)
Alliance Data Systems Corp.	100,000	22,850,000
Thomson Reuters Corp.	450,000	19,701,000

		42,551,000

Telecommunications Equipment (6.2%)
Ciena Corp. [q]	800,000	19,528,000
Motorola Solutions Inc.	400,000	33,156,000

		52,684,000

Transportation (4.0%)
Expeditors International of Washington Inc.	300,000	15,888,000
FedEx Corp.	100,000	18,620,000

		34,508,000

Total investment in equities (94.8%) (cost $719,135,669)		809,758,890

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.2%) a
Albina Community Bank	0.20%	01/15/2017	250,000	249,590
Carver Federal Savings Bank	0.25%	02/18/2017	250,000	248,688
Eastern Bank	0.10%	01/29/2017	100,000	99,694
Latino Community Credit Union	0.60%	02/20/2017	250,000	248,634
Metro Bank	0.50%	05/10/2017	250,000	246,466
Opportunities Credit Union	0.20%	04/25/2017	250,000	246,850
Self-Help Credit Union	1.06%	01/14/2017	100,000	99,847
Self-Help Credit Union	1.06%	01/16/2017	150,000	149,737
Southern Bancorp Bank	0.30%	01/15/2017	250,000	249,590

				1,839,096

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2017	100,000	98,291
Boston Community Loan Fund	1.00%	04/15/2017	100,000	98,291
Root Capital Loan Fund	1.25%	01/25/2017	200,000	199,181
Vermont Community Loan Fund	0.85%	10/15/2017	100,000	95,282

				491,045

Time Deposits (5.0%)
BBH Cash Management Service
Banco Santander, Madrid	0.26%	01/03/2017	43,007,562	43,007,562

Total short-term securities (5.3%) (cost $45,337,703)				45,337,703

Total securities (100.1%) (cost $764,473,372)				855,096,593

Other assets and liabilities (-0.1%)				(965,921)

Total net assets (100.0%)				854,130,672

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2016

Equities	Shares	Market Value ($)

Apparel (2.8%)
VF Corp.	7,889,845	420,923,231

Chemicals (4.2%)
Compass Minerals International Inc. Ω	2,224,303	174,274,140
Praxair Inc.	3,831,171	448,974,929

		623,249,069

Computers (3.9%)
Apple Inc.	5,043,067	584,088,020

Cosmetics & Personal Care (2.0%)
Procter & Gamble Co.	3,423,000	287,805,840

Entertainment (3.8%)
The Walt Disney Co.	5,415,101	564,361,826

Financial Services (13.2%)
Charles Schwab Corp.	14,811,329	584,603,156
Mastercard Inc., Class A	2,969,000	306,549,250
PayPal Holdings Inc. [q]	8,341,633	329,244,254
Wells Fargo & Co.	13,218,831	728,489,776

		1,948,886,436

Food Products (7.0%)
McCormick & Co.	1,723,500	160,854,255
Mondelez International Inc., Class A	9,314,214	412,899,107
Sysco Corp.	8,469,354	468,948,131

		1,042,701,493

Health Care Products (3.7%)
Danaher Corp.	6,983,878	543,625,064

Home Products (1.0%)
WD-40 Co. Ω	1,220,000	142,618,000

Industrial Manufacturing (6.8%)
Fortive Corp.	4,456,899	239,023,493
Pentair plc	7,019,000	393,555,330
Xylem Inc.	7,472,409	370,033,694

		1,002,612,517

Insurance (2.3%)
Verisk Analytics Inc. [q]	4,163,959	337,988,552

Internet (4.4%)
Alphabet Inc., Class A q	314,000	248,829,300
Alphabet Inc., Class C q	517,572	399,472,421

		648,301,721

Equities	Shares	Market Value ($)

Medical Equipment (1.6%)
Patterson Companies Inc. Ω	5,690,689	233,488,970

Natural Gas (2.2%)
MDU Resources Group Inc. Ω	11,324,166	325,796,256

Oil & Gas (3.1%)
National Oilwell Varco Inc.	12,209,000	457,104,960

Pharmaceuticals (9.6%)
Allergan plc [q]	2,254,956	473,563,310
Gilead Sciences Inc.	9,218,745	660,154,329
Novartis AG (ADR)	4,029,430	293,503,681

		1,427,221,320

Real Estate Investment Trusts (2.0%)
Iron Mountain Inc.	9,208,919	299,105,689

Retail (2.9%)
CVS Health Corp.	5,486,368	432,929,299

Semiconductor Capital Equipment (2.2%)
Applied Materials Inc.	9,929,627	320,429,063

Semiconductors (7.2%)
Intel Corp.	14,452,000	524,174,040
KLA-Tencor Corp.	2,293,287	180,435,821
Micron Technology Inc. [q]	16,450,000	360,584,000

		1,065,193,861

Services (2.6%)
Thomson Reuters Corp.	8,791,120	384,875,234

Telecommunications Equipment (3.0%)
Motorola Solutions Inc.	5,380,720	446,007,881

Transportation (3.3%)
United Parcel Service Inc., Class B	4,233,270	485,302,073

Waste Management (2.3%)
Waste Management Inc.	4,741,000	336,184,310

Total investment in equities (97.1%) (cost $11,591,863,394)		14,360,800,685

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Community Trust Credit Union	0.80%	10/15/2017	250,000	242,137
Urban Partnership Bank	0.30%	09/24/2017	250,000	242,685

				484,822

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Community Bank of the Bay, dated 01/21/2016 Participating depository institutions: American National Bank & Trust, par 13,000; Landmark Community Bank, par 243,500; Mutual of Omaha Bank, par 243,500; (cost $498,957)	0.15%	01/19/2017	500,000	498,957
CDARS agreement with Community Bank of the Bay, dated 02/04/2016 Participating depository institutions: Amalgamated Bank, par 218,028; Arvest Bank, par 241,000; Flagstar Bank, FSB, par 40,972; (cost $493,902)	0.15%	02/02/2017	500,000	493,902
CDARS agreement with Community Bank of the Bay, dated 04/07/2016 Participating depository institutions: First Federal Bank of the Midwest, par 243,500; Iberiabank, par 13,000; Santander Bank, N.A., par 243,500; (cost $494,739)	0.20%	04/06/2017	500,000	494,739

				1,487,598

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2017	100,000	98,291
MicroVest Plus, LP Note	2.25%	04/15/2017	7,500,000	7,359,452
New Hampshire Community Loan Fund	1.00%	07/31/2017	500,000	482,657
Root Capital Loan Fund	1.25%	01/25/2017	200,000	199,181
Vermont Community Loan Fund	0.85%	04/15/2017	100,000	98,291

				8,237,872

Time Deposits (2.8%)
BBH Cash Management Service
Bank of Montreal, Montreal	0.26%	01/03/2017	99,877,168	99,877,168

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
National Aistralia Bank, Melbourne	0.26%	01/03/2017	120,341,180	120,341,180
Standard Chartered Bank, London	0.26%	01/03/2017	200,000,000	200,000,000

				420,218,348

Total short-term securities (2.9%) (cost $430,428,640)				430,428,640

Total securities (100.0%) (cost $12,022,292,034)				14,791,229,325

Other assets and liabilities (0.0%)				6,698,100

Total net assets (100.0%)				14,797,927,425

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2016

Equities	Shares	Market Value ($)

Apparel (2.3%)
VF Corp.	1,200,000	64,020,000

Communications Equipment (4.7%)
QUALCOMM Inc.	2,000,000	130,400,000

Computers (6.2%)
Apple Inc.	400,000	46,328,000
International Business Machines Corp.	775,000	128,642,250

		174,970,250

Financial Services (14.1%)
American Express Co.	1,750,000	129,640,000
Capital One Financial Corp.	600,000	52,344,000
Charles Schwab Corp.	2,700,000	106,569,000
Wells Fargo & Co.	1,950,000	107,464,500

		396,017,500

Health Care Products (4.6%)
Perrigo Co. plc	1,550,000	129,006,500

Health Care Servicess (3.0%)
Anthem Inc.	575,000	82,667,750

Internet (0.9%)
Alphabet Inc., Class A [q]	30,000	23,773,500

Machinery (5.6%)
Cummins Inc.	400,000	54,668,000
Deere & Co.	1,000,000	103,040,000

		157,708,000

Pharmaceuticals (14.3%)
Allergan plc [q]	680,000	142,806,800
Gilead Sciences Inc.	1,800,000	128,898,000
McKesson Corp.	925,000	129,916,250

		401,621,050

Equities	Shares	Market Value ($)

Retail (4.5%)
Whole Foods Market Inc.	4,100,000	126,116,000

Semiconductor Capital Equipment (4.2%)
Applied Materials Inc.	2,200,000	70,994,000
Lam Research Corp.	450,000	47,578,500

		118,572,500

Semiconductors (7.9%)
Intel Corp.	2,000,000	72,540,000
Micron Technology Inc. [q]	6,800,000	149,056,000

		221,596,000

Service (3.5%)
Alliance Data Systems Corp. [q]	435,000	99,397,500

Software (1.8%)
Autodesk Inc. [q]	700,000	51,807,000

Telecommunications Equipment (3.9%)
Ciena Corp. [q]	4,450,000	108,624,500

Transportation (1.9%)
Expeditors International of Washington Inc.	1,000,000	52,960,000

Total investment in equities (83.4%) (cost $2,039,353,651)		2,339,258,050

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (16.1%)
BBH Cash Management Service
Banco Santander, Madrid	0.26%	01/03/2017	118,419,354	118,419,354
BNP Paribas, Paris	0.26%	01/03/2017	200,000,000	200,000,000
JPMORGAN Chase, New York	0.26%	01/03/2017	6,418,923	6,418,923
Sumitomo, Tokyo	0.26%	01/03/2017	125,740,715	125,740,715

				450,578,992

Total short-term securities (16.1%) (cost $450,578,992)				450,578,992

Total securities (99.5%) (cost $2,489,932,643)				2,789,837,042

Other assets and liabilities (0.5%)				12,995,070

Total net assets (100.0%)				2,802,832,112

q This security is non-income producing.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2016

Equities	Shares	Market Value ($)

Apparel (5.7%)
Hanesbrands Inc.	2,075,000	44,757,750
VF Corp.	1,065,000	56,817,750

		101,575,500

Chemicals (5.8%)
Axalta Coating Systems Ltd. [q]	1,200,000	32,640,000
Calgon Carbon Corp.	1,260,000	21,420,000
Compass Minerals International Inc. [l]	620,000	48,577,000

		102,637,000

Data Processing (5.4%)
Equifax Inc.	305,000	36,060,150
Fiserv Inc. [q]	565,000	60,048,200

		96,108,350

Financial Services (10.1%)
Charles Schwab Corp.	1,225,000	48,350,750
First American Financial Corp.	470,000	17,216,100
First Horizon National Corp.	2,950,000	59,029,500
SEI Investments Co.	1,115,000	55,036,400

		179,632,750

Food Products (4.6%)
McCormick & Co.	265,000	24,732,450
Sysco Corp.	395,000	21,871,150
WhiteWave Foods Co. [q]	630,000	35,028,000

		81,631,600

Health Care Products (4.7%)
Dentsply Sirona Inc.	895,000	51,668,350
Perrigo Co. plc	385,000	32,043,550

		83,711,900

Health Care Services (2.8%)
Cardinal Health Inc.	685,000	49,299,450

Industrial Manufacturing (8.7%)
Fortive Corp.	965,000	51,752,950
Pentair plc	935,000	52,425,450
Xylem Inc.	1,025,000	50,758,000

		154,936,400

Insurance (3.1%)
Verisk Analytics Inc. [q]	675,000	54,789,750

Internet (2.6%)
eBay Inc. [q]	1,560,000	46,316,400

Machinery (0.7%)
Deere & Co.	120,000	12,364,800

Equities	Shares	Market Value ($)

Medical Equipment (6.2%)
Patterson Companies Inc.	1,275,000	52,313,250
Teleflex Inc.	360,000	58,014,000

		110,327,250

Natural Gas (4.0%)
MDU Resources Group Inc.	1,660,000	47,758,200
Northwest Natural Gas Co.	397,500	23,770,500

		71,528,700

Oil & Gas (3.0%)
National Oilwell Varco Inc.	1,440,000	53,913,600

Professional Services (0.9%)
Insperity Inc.	237,370	16,841,401

Real Estate Investment Trusts (3.0%)
Iron Mountain Inc.	1,650,000	53,592,000

Retail (2.4%)
Whole Foods Market Inc.	1,380,000	42,448,800

Semiconductor Capital Equipment (1.5%)
Applied Materials Inc.	800,000	25,816,000

Semiconductors (5.4%)
KLA-Tencor Corp.	725,000	57,043,000
Micron Technology Inc. [q]	1,730,000	37,921,600

		94,964,600

Services (2.6%)
Ecolab Inc.	225,000	26,374,500
Thomson Reuters Corp.	450,000	19,701,000

		46,075,500

Software (1.3%)
Autodesk Inc. [q]	299,990	22,202,260

Telecommunications Equipment (4.1%)
Motorola Solutions Inc.	880,000	72,943,200

Telecommunications Provider (2.9%)
Shaw Communications Inc., Class B l	2,575,000	51,654,500

Transportation (1.5%)
Expeditors International of Washington Inc.	500,000	26,480,000

Waste Management (1.3%)
Waste Management Inc.	321,500	22,797,565

Total investment in equities (94.3%) (cost $1,517,905,024)		1,674,589,276

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (5.6%)
BBH Cash Management Service
BBH Grand Cayman	0.26%	01/03/2017	99,468,196	99,468,196

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (3.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.43%		52,442,700	52,442,700

Total short-term securities (8.6%) (cost $151,910,896)				151,910,896

Total securities (102.9%) (cost $1,669,815,920)				1,826,500,172

Payable upon return of securities loaned (-3.0%)				(52,442,700)

Other assets and liabilities (0.1%)				1,710,772

Total net assets (100.0%)				1,775,768,244

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2016. The total value of the securities on loan at December 31, 2016 was $51,386,850.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2016

Equities	Shares	Market Value ($)

Australia (2.2%)
Brambles Ltd.	30,000	267,706

China (18.4%)
Air Lease Corp.	8,000	274,640
Alibaba Group Holding Ltd. (ADR) [q]	5,000	439,050
Apple Inc.	1,500	173,730
Expeditors International of Washington Inc.	4,000	211,840
Micron Technology Inc. [q]	32,000	701,440
QUALCOMM Inc.	7,000	456,400

		2,257,100

Hong Kong (14.0%)
China Minsheng Banking Corp., Ltd.	170,000	180,891
Greatview Aseptic Packaging Co., Ltd.	500,000	255,590
Hang Lung Properties Ltd.	150,000	316,301
Lenovo Group Ltd.	370,000	223,038
SITC International Holdings Co., Ltd.	830,000	503,583
Television Broadcasts Ltd.	70,000	229,837

		1,709,240

Indonesia (2.6%)
PT Asuransi Multi Artha Guna	3,741,500	103,228
PT Bank Rakyat Indonesia (Persero)	250,000	215,889

		319,117

Japan (24.2%)
Asics Corp.	20,000	398,524
KDDI Corp.	15,000	378,762
OMRON Corp.	13,000	496,752
Rakuten Inc.	60,000	587,821
SoftBank Group Corp.	5,000	330,842

Equities	Shares	Market Value ($)
Topcon Corp.	30,000	450,019
USS Co., Ltd.	20,000	317,688

		2,960,408

Philippines (1.6%)
Manila Water Co.	340,000	198,775

Singapore (2.8%)
M1 Ltd.	250,000	337,839

South Korea (5.2%)
Samsung Electronics Co., Ltd.	425	633,015

Taiwan (9.7%)
Applied Materials Inc.	7,000	225,890
Chailease Holding Co., Ltd.	129,000	218,623
Giant Manufacturing Co., Ltd.	39,000	219,261
KLA-Tencor Corp.	3,000	236,040
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000	287,500

		1,187,314

United States (13.0%)
Gilead Sciences Inc.	8,000	572,880
Keysight Technologies Inc. [q]	4,000	146,280
National Oilwell Varco Inc.	12,000	449,280
Perrigo Co. plc	5,000	416,150

		1,584,590

Total investment in equities (93.7%) (cost $11,077,938)		11,455,104

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2016 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (6.2%)
BBH Cash Management Service
JPMORGAN Chase, New York	0.26%	01/03/2017	757,377	757,377

Total short-term securities (6.2%) (cost $757,377)				757,377

Total securities (99.9%) (cost $11,835,315)				12,212,481

Other assets and liabilities (0.1%)				12,229

Total net assets (100.0%)				12,224,710

q This security is non-income producing.

ADR American Depository Receipt
PT Perseroan Terbatas
plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2016

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)
Allergan plc	5.50%	03/01/2018	2,900	2,211,134

Total investment in preferred stock (1.0%) (cost $2,054,603)				2,211,134

Commercial Mortgage-Backed Securities			Principal Amount ($)
FHLMC Multifamily Structured Pass Through Certificates K-029	2.84%	10/25/2022	777,632	797,325
JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	1,412,330	1,453,162
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,073,099
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	1,000,000	1,013,874
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	1,000,000	1,023,662

Total investment in commercial mortgage-backed securities (2.5%) (cost $5,370,793)				5,361,122

Convertible Bonds

Semiconductors (0.8%)
Intel Corp.	2.95%	12/15/2035	750,000	1,012,969
Micron Technology Inc. [l]	3.00%	11/15/2043	750,000	744,844

Total investment in convertible bonds (0.8%) (cost $1,421,653)				1,757,813

Corporate Bonds

Air Transportation (0.7%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,328,768	1,474,932

Apparel (2.6%)
Levi Strauss & Co.	5.00%	05/01/2025	2,500,000	2,500,000
VF Corp.	3.50%	09/01/2021	3,000,000	3,118,071

				5,618,071

Chemicals (1.9%)
Praxair Inc.	3.20%	01/30/2026	3,977,000	3,991,087

Computers (2.1%)
Apple Inc.	2.85%	02/23/2023	3,000,000	3,018,699
Apple Inc.	4.38%	05/13/2045	1,500,000	1,540,983

				4,559,682

Cosmetics & Personal Care (0.9%)
Procter & Gamble Co.	2.30%	02/06/2022	2,000,000	2,003,988

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2016 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Entertainment (1.9%)
The Walt Disney Company	2.30%	02/12/2021	4,000,000	4,020,060

Financial Services (5.7%)
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	4,035,400
Mastercard Inc.	2.00%	11/21/2021	2,000,000	1,983,036
Mastercard Inc.	3.38%	04/01/2024	2,000,000	2,057,188
Wells Fargo & Co.	2.55%	12/07/2020	2,000,000	2,002,286
Wells Fargo & Co.	4.10%	06/03/2026	2,000,000	2,026,378

				12,104,288

Food Products (1.0%)
WhiteWave Foods Co.	5.38%	10/01/2022	2,000,000	2,190,000

Health Care Services (0.9%)
Cardinal Health Inc.	3.50%	11/15/2024	2,000,000	2,022,162

Industrial Manufacturing (1.9%)
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,966,291

Insurance (1.4%)
Progressive Corp.	6.70%	06/15/2037	3,000,000	2,932,500

Internet (1.3%)
Alphabet Inc.	2.00%	08/15/2026	3,000,000	2,753,565

Machinery (1.2%)
Cummins Inc.	3.65%	10/01/2023	600,000	620,947
John Deere Capital Corp.	1.13%	06/12/2017	2,000,000	1,999,884

				2,620,831

Medical Equipment (1.7%)
Agilent Technologies Inc.	3.20%	10/01/2022	3,700,000	3,707,341

Oil & Gas (0.9%)
National Oilwell Varco Inc.	2.60%	12/01/2022	2,000,000	1,853,470

Pharmaceuticals (4.0%)
Actavis Funding Scs.	3.45%	03/15/2022	2,000,000	2,030,018
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,052,850
Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,468,428

				8,551,296

Real Estate Investment Trusts (1.4%)
Iron Mountain Inc.	6.00%	08/15/2023	1,000,000	1,062,500
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,022,216

				3,084,716

Retail (10.3%)
Costco Wholesale Corp.	2.25%	02/15/2022	3,000,000	2,973,456
CVS Health Corp.	2.80%	07/20/2020	2,000,000	2,029,210

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2016 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
CVS Health Corp.	3.38%	08/12/2024	2,000,000	2,006,172
Masco Corp.	3.50%	04/01/2021	4,000,000	4,010,000
Nordstrom Inc.	6.25%	01/15/2018	2,000,000	2,094,164
Nordstrom Inc.	4.00%	10/15/2021	1,100,000	1,151,464
Starbucks Corp.	3.85%	10/01/2023	2,000,000	1,908,696
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,667,430
Whole Foods Market Inc.	5.20%	12/03/2025	3,000,000	3,176,475

				22,017,067

Semiconductors (4.4%)
Altera Corp.	4.10%	11/15/2023	3,000,000	3,227,520
KLA-Tencor Corp.	4.65%	11/01/2024	3,500,000	3,705,142
Micron Technology Inc.	5.50%	02/01/2025	2,500,000	2,487,500

				9,420,162

Software (2.9%)
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,287,225
Microsoft Corp.	2.40%	08/08/2026	3,000,000	2,834,091

				6,121,316

Telecommunications Equipment (1.4%)
Juniper Networks Inc.	4.50%	03/15/2024	3,000,000	3,067,755

Transportation (2.4%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,000,000	2,117,916
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,959,980

				5,077,896

Waste Management (1.9%)
Waste Management Inc.	2.90%	09/15/2022	2,000,000	2,010,418
Waste Management Inc.	3.50%	05/15/2024	2,000,000	2,062,078

				4,072,496

Total investment in corporate bonds (54.8%) (cost $117,916,694)				117,230,972

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool AV0971	3.50%	08/01/2026	966,829	1,008,342
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,898,509	2,907,358
Fannie Mae Pool 890430	3.50%	07/01/2027	959,126	1,002,339
Fannie Mae Pool AS2800	3.00%	07/01/2029	810,629	832,652
Fannie Mae Pool AL5708	4.00%	03/01/2034	900,227	968,071
Fannie Mae Pool AH7196	4.50%	03/01/2041	981,083	1,057,351
Fannie Mae Pool AL0393	4.50%	06/01/2041	1,066,175	1,153,217
Fannie Mae Pool AI8483	4.50%	07/01/2041	874,589	943,157
Fannie Mae Pool AB4432	3.50%	02/01/2042	3,417,286	3,524,483

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2016 (continued)

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Fannie Mae Pool AK2413	4.00%	02/01/2042	3,375,116	3,566,856
Fannie Mae Pool AQ2925	3.50%	01/01/2043	1,198,245	1,235,319
Fannie Mae Pool AR3302	3.50%	01/01/2043	3,774,013	3,889,928
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,155,831	1,221,660
Fannie Mae Pool BC5482	3.50%	03/01/2046	1,898,521	1,947,446
Fannie Mae Pool BC9468	3.00%	06/01/2046	1,933,169	1,922,563
Fannie Mae Pool AS7492	4.00%	07/01/2046	1,943,423	2,047,062
Freddie Mac Pool V60523	3.00%	04/01/2029	861,093	885,993
Freddie Mac Pool G18521	3.50%	08/01/2029	973,340	1,018,354
Freddie Mac Pool C91754	4.50%	02/01/2034	1,270,770	1,373,968
Freddie Mac Pool C91762	4.50%	04/01/2034	701,625	758,347
Freddie Mac Pool C91764	3.50%	05/01/2034	743,161	768,656
Freddie Mac Pool A90225	4.00%	12/01/2039	1,127,943	1,185,088
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,345,622	1,421,549
Freddie Mac Pool V82155	4.00%	12/01/2045	1,138,978	1,199,952
Ginnie Mae I Pool 778793	3.50%	01/15/2042	1,107,363	1,155,395

Total investment in federal agency mortgage-backed securities (18.2%) (cost $39,762,724)				38,995,106

Supranational Bonds
European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	4,002,496

Total investment in supranational bonds (1.9%) (cost $4,024,676)				4,002,496

U.S. Government Treasury Bonds
U.S. Treasury	0.88%	02/28/2017	2,000,000	2,001,340
U.S. Treasury	0.63%	06/30/2017	3,000,000	2,999,532
U.S. Treasury	0.88%	11/15/2017	3,000,000	3,000,117
U.S. Treasury	0.88%	11/30/2017	2,000,000	2,000,156
U.S. Treasury	1.75%	01/31/2023	3,000,000	2,930,859
U.S. Treasury	2.75%	11/15/2023	4,000,000	4,131,876
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,065,624
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,029,922
U.S. Treasury	2.25%	11/15/2024	4,000,000	3,975,468
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,960,624
U.S. Treasury	2.00%	08/15/2025	2,000,000	1,937,344
U.S. Treasury	1.63%	05/15/2026	2,000,000	1,865,000
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,072,480	1,106,692
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,067,970	1,069,781
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,019,290	1,013,753

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2016 (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,153,810	1,288,263

Total investment in U.S. government treasury bonds (16.5%) (cost $35,362,759)				35,376,351

Total investment in long-term securities (95.7%) (cost $205,913,902)				204,934,994

Short-Term Securities

Community Development Loans (1.1%) a
MicroVest Plus, LP Note	2.25%	10/15/2017	2,500,000	2,382,055

Time Deposits (2.8%)
BBH Cash Management Service
BTMU, Tokyo	0.26%	01/03/2017	5,899,492	5,899,491

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.4%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.43%			768,488

Total short-term securities (4.3%) (cost $9,050,034)				9,050,034

Total securities (100%) (cost $214,963,936)				213,985,028

Payable upon return of securities loaned (-0.4%)				(768,488)

Other assets and liabilities (0.4%)				956,034

Total net assets (100.0%)				214,172,574

l This security, or partial position of this security, was on loan at December 31, 2016. The total value of the securities on loan at December 31, 2016 was $753,112.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

THIS PAGE LEFT INTENTIONALLY BLANK

PARNASSUS FUNDS	Annual Report • 2016

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffliliated

(cost $719,135,669, $10,920,135,297, $2,039,353,651, $1,517,905,024, $11,077,938, $205,913,902)	$809,758,890	$13,484,623,319	$2,339,258,050

Investments in stocks, at market value – Affliliated

(cost of $0, $671,728,097, $0, $0, $0, $0)	-	876,177,366	-

Investments in short-term securities

(at cost which approximates market value)	45,337,703	430,428,640	450,578,992

Cash	7,644	61,225	83,595

Receivables

Dividends and interest	697,588	13,736,484	1,398,624

Capital shares sold	2,084,156	20,995,082	16,290,115

Due from Parnassus Investments	-	-	-

Other assets	44,454	232,202	70,102

Total assets	$857,930,435	$14,826,254,318	$2,807,679,478
Liabilities

Payable upon return of loaned securities	-	-	-

Payable for investment securities purchased	2,692,178	-	-

Capital shares redeemed	388,253	19,533,435	3,185,796

Fees payable to Parnassus Investments	486,247	7,815,626	1,473,479

Accounts payable and accrued expenses	233,085	977,832	188,091

Total liabilities	$3,799,763	$28,326,893	$4,847,366

Net assets	$854,130,672	$14,797,927,425	$2,802,832,112
Net assets consist of

Undistributed net investment income (loss)	2,569,663	(12,681,649)	1,424,490

Unrealized appreciation (depreciation) on securities and foreign currency	90,623,221	2,768,937,291	299,904,399

Accumulated net realized gain (loss) on securities and foreign currency	2,290,855	49,328,463	7,368,529

Capital paid-in	758,646,933	11,992,343,320	2,494,134,694

Total net assets	$854,130,672	$14,797,927,425	$2,802,832,112
Net asset value and offering per share

Net assets investor shares	$775,817,885	$10,200,767,781	$2,507,514,674

Net assets institutional shares	$78,312,787	$4,597,159,644	$295,317,438

Shares outstanding investor shares	17,252,671	259,632,484	75,999,403

Shares outstanding institutional shares	1,742,326	116,818,756	8,945,106

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$44.97	$39.29	$32.99

Institutional shares	$44.95	$39.35	$33.01

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$1,674,589,276	$11,455,104	$204,934,994

-	-	-

151,910,896	757,377	9,050,034

27,354	175	506

1,790,144	13,851	1,285,080

5,122,406	4,472	148,578

-	370	-

57,149	33,197	19,007

$1,833,497,225	$12,264,546	$215,438,199

52,442,700	-	768,488

3,116,962	-	-

1,007,284	15,014	376,538

1,020,873	-	60,062

141,162	24,822	60,537

$57,728,981	$39,836	$1,265,625

$1,775,768,244	$12,224,710	$214,172,574

(232,825)	7,253	29,862

156,684,252	377,203	(978,908)

(1,935,741)	(119,501)	(205,699)

1,621,252,558	11,959,755	215,327,319

$1,775,768,244	$12,224,710	$214,172,574

$1,490,586,660	$7,985,160	$193,439,946

$285,181,584	$4,239,547	$20,732,628

51,632,486	475,386	11,781,139

9,866,964	251,177	1,263,048

$28.87	$16.80	$16.42

$28.90	$16.88	$16.41

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$13,271,437	$229,107,100	$25,917,640

Dividends – Affiliated	-	21,491,829	-

Interest	68,341	734,661	328,184

Securities lending	119,116	1,054,075	69,176

Other income	32,883	299,876	22,104

Foreign witholding tax	(258,000)	(2,724,464)	(162,855)

Total investment income	$13,233,777	$249,963,077	$26,174,249
Expenses

Investment advisory fees	4,650,983	77,413,602	11,314,906

Transfer agent fees

Investor shares	277,425	471,331	188,569

Institutional shares	6,175	500,486	2,941

Fund administration	245,432	4,287,958	536,115

Service provider fees	852,648	19,994,014	3,008,880

Reports to shareholders	131,894	1,474,739	243,312

Registration fees and expenses	58,119	353,362	99,428

Custody fees	33,785	456,426	71,819

Overdraft charges	-	15,000	750

Professional fees	69,712	253,382	90,121

Trustee fees and expenses	21,067	332,694	38,203

Proxy voting fees	4,897	23,818	4,897

Pricing service fees	3,575	4,353	4,490

Other expenses	12,326	196,073	23,813

Total expenses	$6,368,038	$105,777,238	$15,628,244

Fees waived by Parnassus Investments	-	-	(229,646)

Net expenses	$6,368,038	$105,777,238	$15,398,598

Net investment gain	$6,865,739	$144,185,839	$10,775,651
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	9,527,328	422,253,124	70,374,664

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	81,714,358	779,202,269	267,871,746

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain on securities and foreign currency related transactions	$91,241,686	$1,201,455,393	$338,246,410

Net increase in net assets resulting from operations	$98,107,425	$1,345,641,232	$349,022,061

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$16,175,778	$279,011	$-

-	-	-

131,552	694	5,712,770

132,567	-	1,164

44,334	-	-

(234,412)	(17,737)	-

$16,249,819	$261,968	$5,713,934

6,894,074	120,643	1,045,539

137,973	11,599	75,900

1,300	163	1,453

302,718	3,587	68,785

1,638,840	9,692	323,064

97,872	7,006	24,807

60,024	20,412	31,183

52,800	12,105	10,914

-	2,054	-

47,320	48,934	27,644

15,460	285	5,303

4,897	5,900	647

3,725	14,539	8,099

11,030	2,502	26,263

$9,268,033	$259,421	$1,649,601

(164,537)	(133,352)	(241,778)

$9,103,496	$126,069	$1,407,823

$7,146,323	$135,899	$4,306,111

27,352,382	13,754	946,156

-	(117,876)	-

97,182,171	1,401,524	(831,242)

-	68,212	-

$124,534,553	$1,365,614	$114,914

$131,680,876	$1,501,513	$4,421,025

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2016

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

Investment income from operations
Net investment income	$6,865,739	$4,854,835	$144,185,839	$130,205,397
Net realized gain from securities transactions	9,527,328	115,767,740	422,253,124	855,146,679
Net realized loss on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	81,714,358	(120,645,900)	779,202,269	(1,036,288,431)
Net change in unrealized depreciation from merger	-	-	-	-
Net change in unrealized appreciation on foreign currency related transactions	-	-	-	-
Increase (decrease) in net assets resulting from operations	$98,107,425	$(23,325)	$1,345,641,232	$(50,936,355)
Distributions
From net investment income
Investor shares	(6,211,673)	(29,995,749)	(97,502,432)	(175,013,257)
Institutional shares	(711,028)	(1,999,489)	(51,800,559)	(81,505,136)
From realized capital gains
Investor shares	(9,253,785)	(92,233,341)	(276,161,758)	(577,251,994)
Institutional shares	(846,206)	(5,766,515)	(120,825,175)	(237,743,918)
Distributions to shareholders	$(17,022,692)	$(129,995,094)	$(546,289,924)	$(1,071,514,305)
Capital share transactions
Investor shares
Proceeds from sale of shares	133,547,771	196,461,427	2,824,169,780	2,181,121,599
Proceeds from merger	-	-	-	-
Reinvestment of dividends	15,082,411	119,066,446	370,823,490	746,459,890
Shares repurchased	(155,939,489)	(164,902,617)	(1,907,325,036)	(2,315,285,901)
Institutional shares
Proceeds from sale of shares	27,356,665	48,633,484	1,578,075,919	1,688,715,131
Reinvestment of dividends	1,482,346	7,540,800	127,194,744	216,319,832
Shares repurchased	(3,368,830)	(1,026,159)	(916,763,596)	(1,055,453,152)
Increase in net assets from capital share transactions	18,160,874	205,773,381	2,076,175,301	1,461,877,399
Increase in net assets	$99,245,607	$75,754,962	$2,875,526,609	$339,426,739
Net Assets
Beginning of year	754,885,065	679,130,103	11,922,400,816	11,582,974,077
End of year	$854,130,672	$754,885,065	$14,797,927,425	$11,922,400,816
Undistributed net investment income (loss)	$2,569,663	$108,000	$(12,681,649)	$(16,360,794)
Shares issued and redeemed
Investor shares
Shares sold	3,258,316	4,050,039	74,015,714	54,351,584
Shares issued through dividend reinvestment	339,229	2,783,446	9,568,183	19,493,987
Shares repurchased	(3,864,923)	(3,434,216)	(50,307,927)	(57,823,844)
Institutional shares
Shares sold	655,245	982,472	41,647,250	42,429,592
Shares issued through dividend reinvestment	33,278	176,264	3,274,865	5,637,637
Shares repurchased	(82,079)	(22,854)	(24,076,020)	(26,299,812)
Net increase (decrease) in shares outstanding
Investor shares	(267,378)	3,399,269	33,275,970	16,021,727
Institutional shares	606,444	1,135,882	20,846,095	21,767,417

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$10,775,651	$6,476,185	$7,146,323	$3,824,791
70,374,664	132,708,699	27,352,382	30,833,657
-	-	-	-
267,871,746	(114,645,080)	97,182,171	(7,855,813)
-	-	-	(41,074,959)
-	-	-	-
$349,022,061	$24,539,804	$131,680,876	$(14,272,324)

(23,947,281)	(40,020,314)	(5,600,780)	(3,762,948)
(3,125,215)	(1,482,729)	(1,386,266)	(69,420)

(46,028,697)	(87,745,563)	(31,066,331)	(29,010,791)
(5,071,320)	(2,252,346)	(2,532,130)	(388,234)
$(78,172,513)	$(131,500,952)	$(40,585,507)	$(33,231,393)

1,362,577,892	871,561,701	1,045,852,674	146,495,193
-	-	-	292,932,365
67,388,328	122,156,348	35,390,738	31,699,472
(496,407,694)	(335,216,543)	(220,152,125)	(186,154,058)

238,492,750	48,092,300	285,047,685	12,024,043
7,722,344	3,692,157	3,500,569	435,686
(20,362,286)	(1,085,408)	(19,614,391)	(578,098)
1,159,411,334	709,200,555	1,130,025,150	296,854,603
$1,430,260,882	$602,239,407	$1,221,120,519	$249,350,886

1,372,571,230	770,331,823	554,647,725	305,296,839
$2,802,832,112	$1,372,571,230	$1,775,768,244	$554,647,725
$1,424,490	$-	$(232,825)	$(392,102)

43,762,135	28,396,099	37,166,642	15,793,147
2,053,728	4,223,172	1,223,175	1,204,624
(17,054,240)	(11,103,135)	(8,011,474)	(6,884,957)

7,701,176	1,575,820	9,989,778	450,768
234,921	127,866	120,706	16,535
(658,964)	(35,714)	(689,213)	(21,611)

28,761,623	21,516,136	30,378,343	10,112,814
7,277,133	1,667,972	9,421,271	445,692

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2016

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2016 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

Investment income from operations
Net investment income	$135,899	$184,941	$4,306,111	$3,783,857
Net realized gain (loss) from securities transactions	13,754	(107,111)	946,156	(302,297)
Net realized loss on foreign currency related transactions	(117,876)	(287,807)	-	-
Net change in unrealized appreciation (depreciation) of securities	1,401,524	(1,464,332)	(831,242)	(2,178,556)
Net change in unrealized appreciation on foreign currency related transactions	68,212	4,848	-	-
Increase (decrease) in net assets resulting from operations	$1,501,513	$(1,669,461)	$4,421,025	$1,303,004
Distributions
From net investment income
Investor shares	-	-	(4,185,576)	(3,666,396)
Institutional shares	-	-	(319,136)	(73,812)
From realized capital gains
Investor shares	-	-	(781,796)	(127,022)
Institutional shares	-	-	(67,763)	(4,656)
Distributions to shareholders	$-	$-	$(5,354,271)	$(3,871,886)
Capital share transactions
Investor shares
Proceeds from sale of shares	1,645,710	7,478,694	65,063,171	53,026,924
Reinvestment of dividends	-	-	4,515,951	3,485,158
Shares repurchased	(1,250,370)	(7,349,098)	(57,568,779)	(64,479,409)
Institutional shares
Proceeds from sale of shares	143,099	4,395,472	16,464,877	8,226,877
Reinvestment of dividends	-	-	341,666	74,229
Shares repurchased	(105,832)	(22,497)	(3,572,291)	(517,528)
Increase (decrease) in net assets from capital share transactions	432,607	4,502,571	25,244,595	(183,749)
Increase (decrease) in net assets	$1,934,120	$2,833,110	$24,311,349	$(2,752,631)
Net Assets
Beginning of year	10,290,587	7,457,477	189,861,225	192,613,856
End of year	$12,224,707	$10,290,587	$214,172,574	$189,861,225
Undistributed net investment income (loss)	$7,253	$(11,818)	$29,862	$228,462
Shares issued and redeemed
Investor shares
Shares sold	106,700	447,328	3,882,920	3,188,035
Shares issued through dividend reinvestment	-	-	269,913	209,520
Shares repurchased	(80,121)	(444,650)	(3,449,146)	(3,882,902)
Institutional shares
Shares sold	10,372	250,342	987,913	497,218
Shares issued through dividend reinvestment	-	-	20,444	4,492
Shares repurchased	(7,883)	(1,655)	(215,698)	(31,321)
Net increase (decrease) in shares outstanding
Investor shares	26,579	2,678	703,687	(485,347)
Institutional shares	2,489	248,687	792,659	470,389

The accompanying notes are an integral part of these financial statements.

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

On April 24, 2015, the Parnassus Small Cap Fund merged into the Parnassus Mid Cap Fund.

The Parnassus Funds trust now includes the Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Asia Fund – Institutional Shares, which commenced operations on April 30, 2015. The Parnassus Income Funds trust now includes the Parnassus Fixed Income Fund – Institutional Shares which commenced operations on April 30, 2015.

The Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were renamed to the Parnassus Fund – Investors Shares, the Parnassus Endeavor Fund – Investor Shares, the Parnassus Mid Cap Fund – Investor Shares, the Parnassus Asia Fund – Investor Shares and the Parnassus Fixed Income Fund – Investor Shares, respectively, on May 1 , 2015.

Reorganization: On February 17, 2015, the Board of Trustees of the Parnassus Mid Cap Fund (the “Mid Cap Fund”) and the Parnassus Small Cap Fund (the “Small Cap Fund”) approved the reorganization of the Small Cap Fund into Mid Cap Fund pursuant to which the Mid Cap Fund acquired substantially all of the assets and substantially all of the liabilities of the Small Cap Fund in exchange for an equal aggregate value of newly-issued shares of the Mid Cap Fund.

Each shareholder of the Small Cap Fund received shares of the Mid Cap Fund in an amount equal to the aggregate net asset value of such shareholder’s Small Cap Fund shares, as determined at the close of business on April 24, 2015, less the costs of the Small Cap Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Mid Cap Fund in the following amounts and at the following conversion ratios:

Small Cap Fund’s Shares Prior to Reorganization	Conversion Ratio	Shares of Mid Cap Fund
12,550,658.318	0.826724	12,201,071.649

The Small Cap Fund’s net assets and composition of net assets on April 24, 2015, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Gain	Net Unrealized Appreciation
$292,947,668	$248,282,045	$15,983,054	$41,089,670

For financial reporting purposes, assets received and shares issued by the Mid Cap Fund were recorded at fair value. However, the cost basis of the investments received from the Small Cap Fund was carried forward to align ongoing reporting of the Mid Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

The aggregate net assets of the Mid Cap Fund immediately after the acquisition amounted to $637,425,434. The Small Cap Fund’s fair value and cost of investments prior to the reorganization were $293,945,479 and $252,855,808, respectively.

The purpose of this transaction was to combine two funds managed by Parnassus Investment, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal reporting period of the Mid Cap Fund, the pro forma results of operations for the period ended April 24, 2015, are as follows:

•	Net investment income: $548,982

•	Net realized and change in unrealized loss on investments: $(2,185,669)

•	Net decrease in net assets resulting from operations: $(1,636,687)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Fund that have been included in the Mid Cap Fund’s Statements of Operations since April 27, 2015. Reorganization costs incurred by the Mid Cap Fund in connection with the reorganization were paid by Parnassus Investments.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2016, the following tables are a summary of the Funds’ securities lending agreements by counterparties, which are subject to offset under the agreement:

Parnassus Mid Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	2,102,775	(2,102,775)	-
BNP Paribas U.S.A – New York	40,080,000	(40,080,000)	-
Citigroup Global Markets Inc.	340,680	(340,680)	-
The Goldman Sachs Group, Inc.	8,863,395	(8,863,395)	-
Total	51,386,850	(51,386,850)	-

Parnassus Fixed Income Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
The Goldman Sachs Group, Inc.	753,112	(753,112)	-
Total	753,112	(753,112)	-

[1]

Collateral value of $52,442,700 and $768,488 has been received in conncection with securities lending agreements for Parnassus Mid Cap Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the fund financial statements.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2013 or state taxing authorities before 2012.

Tax Matters and Distributions

At December 31, 2016, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2016	2015	2016	2015	2016	2015
Ordinary Income	$6,922,701	$31,995,238	$149,167,371	$256,518,393	$27,072,496	$41,503,044
Long-term capital gains	10,099,991	97,999,856	397,122,553	814,995,913	51,100,017	89,997,909
Total distributions	$17,022,692	$129,995,094	$546,289,924	$1,071,514,306	$78,172,513	$131,500,953

	Parnassus Mid Cap Fund		Parnassus Asia Fund		Parnassus Fixed Income Fund
Distributions paid from:	2016	2015	2016	2015	2016	2015
Ordinary Income	$6,987,046	$3,832,367	$-	$-	$4,504,712	$3,740,207
Long-term capital gains	33,598,461	29,399,024	-	-	849,559	131,678
Total distributions	$40,585,507	$33,231,391	$-	$-	$5,354,271	$3,871,885

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$765,088,314	$12,034,973,683	$2,495,869,523	$1,673,511,657	$11,839,633	$214,963,936
Gross unrealized appreciation	$130,687,843	$3,333,173,587	$369,953,012	$194,531,313	$1,275,413	$2,475,226
Gross unrealized depreciation	$(40,679,564)	$(576,917,945)	$(75,985,492)	$(41,542,797)	$(902,565)	$(3,454,134)
Net unrealized appreciation (depreciation)	$90,008,279	$2,756,255,642	$293,967,520	$152,988,516	$372,848	$(978,908)
Distributable earnings – ordinary income	$6,865,739	$141,940,906	$15,501,395	$6,933,143	$23,952	$4,306,111
Distributable earnings – long-term capital gains	$9,525,157	$417,607,084	$66,052,290	$29,643,377	$ -	$849,559
Undistributed earnings – ordinary income	$2,569,663	$ -	$1,424,490	$65,131	$23,952	$29,862
Undistributed earnings – long-term capital gains	$3,154,146	$49,328,464	$13,305,408	$1,462,040	$ -	$ -

At December 31, 2016, net capital loss carry forwards, were:

Fund	Deferred Post-Effective Short-Term Capital Loss Carry Forwards
Parnassus Asia Fund	$115,184

These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains, taxable capital gain distributions to their shareholders will be offset by any unused capital loss carryovers.

Late year ordinary and capital losses as of December 31 , 2016, which are deferred until 2017 for income tax purposes were as follows:

Fund	Ordinary	Capital
Parnassus Fund	$-	$248,349
Parnassus Asia Fund	16,660	-
Parnassus Fixed Income Fund	-	205,700

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2016. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

Fund	Increase/Decrease in Accumulated Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Capital Paid-In
Parnassus Fund	$2,518,625	$(2,518,625)	$-
Parnassus Core Equity Fund	8,796,297	(38,885,770)	30,089,473
Parnassus Endeavor Fund	17,721,335	(21,587,054)	3,865,719
Parnassus Mid Cap Fund	-	(2,776,608)	2,776,608
Parnassus Asia Fund	(116,828)	117,139	(311)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2016, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$6,675,000	$-	$-	$6,675,000

Consumer Staples	52,091,110	-	-	52,091,110

Financials	179,157,500	-	-	179,157,500

Health Care	109,291,080	-	-	109,291,080

Industrials	98,480,450	-	-	98,480,450

Information Technology	297,619,750	-	-	297,619,750

Materials	66,444,000	-	-	66,444,000

Short-Term Investments	43,007,562	-	2,330,141	45,337,703
Total	$852,766,452	$-	$2,330,141	$855,096,593

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$985,285,057	$-	$-	$985,285,057

Consumer Staples	1,906,054,631	-	-	1,906,054,631

Energy	457,104,960	-	-	457,104,960

Financials	1,697,968,166	-	-	1,697,968,166

Health Care	2,204,335,353	-	-	2,204,335,353

Industrials	2,162,087,452	-	-	2,162,087,452

Information Technology	3,699,814,051	-	-	3,699,814,051

Materials	623,249,070	-	-	623,249,070

Real Estate	299,105,689	-	-	299,105,689

Utilities	325,796,256	-	-	325,796,256

Short-Term Investments	420,218,348	-	10,210,292	430,428,640
Total	$14,781,019,033	$-	$10,210,292	$14,791,229,325

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$64,020,000	$-	$-	$64,020,000

Consumer Staples	126,116,000	-	-	126,116,000

Financials	396,017,500	-	-	396,017,500

Health Care	613,295,300	-	-	613,295,300

Industrials	210,668,000	-	-	210,668,000

Information Technology	929,141,250	-	-	929,141,250

Short-Term Investments	450,578,992	-	-	450,578,992
Total	$2,789,837,042	$-	$-	$2,789,837,042

Parnassus Mid Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$153,230,000	$-	$-	$153,230,000

Consumer Staples	124,080,400	-	-	124,080,400

Energy	53,913,600	-	-	53,913,600

Financials	199,333,750	-	-	199,333,750

Health Care	243,338,600	-	-	243,338,600

Industrials	324,270,066	-	-	324,270,066

Information Technology	322,290,660	-	-	322,290,660

Materials	129,011,500	-	-	129,011,500

Real Estate	53,592,000	-	-	53,592,000

Utilities	71,528,700	-	-	71,528,700

Short-Term Investments	151,910,896	-	-	151,910,896
Total	$1,826,500,172	$-	$-	$1,826,500,172

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$267,706	$-	$267,706

China	2,257,100	-	-	2,257,100

Hong Kong	-	1,709,240	-	1,709,240

Indonesia	-	319,117	-	319,117

Japan	-	2,960,408	-	2,960,408

Philippines	-	198,775	-	198,775

Singapore	-	337,839	-	337,839

South Korea	-	633,015	-	633,015

Taiwan	749,430	437,884	-	1,187,314

United States	1,584,590	-	-	1,584,590

Short-Term Investments	757,377	-	-	757,377
Total	$5,348,497	$6,863,984	$-	$12,212,481

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$2,211,134	$-	$-	$2,211,134

Commercial Mortgage-Backed Securities	-	5,361,122	-	5,361,122

Convertible Bonds	-	1,757,813	-	1,757,813

Corporate Bonds	-	117,230,972	-	117,230,972

Federal Agency Mortgage-Backed Securities	-	38,995,106	-	38,995,106

Supranational Bonds	-	4,002,496	-	4,002,496

U.S. Government Treasury Bonds	-	35,376,351	-	35,376,351

Short-Term Investments	6,667,979	-	2,382,055	9,050,034
Total	$8,879,113	$202,723,860	$2,382,055	$213,985,028

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2016:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2015	$2,817,292	$11,635,643	$2,381,967
Discounts/premiums amortization	12,849	24,649	88
Purchases	2,350,000	10,400,000	2,500,000
Sales	(2,850,000)	(11,850,000)	(2,500,000)
Balance as of December 31, 2016	$2,330,141	$10,210,292	$2,382,055

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$1,839,096	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$491,045	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Core Equity Fund
Certificates of Deposit	$1,972,420	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,237,872	Liquidity Discount	Discount for Lack of Marketability	6%

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Parnassus Fixed Income Fund
Community Development Loans	$2,382,055	Liquidity Discount	Discount for Lack of Marketability	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$300,612,292	$-	$324,978,263
Parnassus Core Equity Fund	32,955,703	4,374,176,901	26,273,831	2,886,800,307
Parnassus Endeavor Fund	-	1,347,837,099	-	503,281,790
Parnassus Mid Cap Fund	-	1,193,761,299	-	165,730,671
Parnassus Asia Fund	-	4,828,367	-	4,972,905
Parnassus Fixed Income Fund	-	128,608,532	-	78,664,611

The above includes purchases and sales of U.S. Government securities in the amount of $9,149,827 and $7,985,703, respectively, within the Parnassus Fixed Income Fund.

PARNASSUS FUNDS	Annual Report • 2016

Notes to Financial Statements (continued)

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the year ended December 31, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares and 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2016.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Share Classes do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2016, the Parnassus Core Equity Fund below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

Annual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2016 is set forth below.

	Beginning shares as of January 1, 2016	Shares purchased	Shares sold	Ending shares as of December 31, 2016	Market Value of affiliates at December 31, 2016	Dividend Income at December 31, 2016

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	2,075,303	149,000	-	2,224,303	$174,274,140	$5,872,897
MDU Resources Group Inc.	12,525,000	359,000	1,559,834	11,324,166	325,796,256	8,351,101
Patterson Companies Inc.	5,385,000	305,689	-	5,690,689	233,488,970	5,218,231
WD-40 Co.	1,220,000	-	-	1,220,000	142,618,000	2,049,600
Total Affiliates					$876,177,366	$21,491,829

PARNASSUS FUNDS	Annual Report • 2016

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
2016	$40.46	$0.37	$5.06	$5.43	$(0.36)	$(0.56)	$-	$(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	-	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
Parnassus Fund – Institutional Shares
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	-	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	-	(8.00)
Parnassus Core Equity Fund – Investor Shares
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	-	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	-	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
Parnassus Core Equity Fund – Institutional Shares
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	-	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	-	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
Parnassus Endeavor Fund – Investor Shares
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	-	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	-	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
Parnassus Endeavor Fund – Institutional Shares
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	-	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	-	(2.93)
Parnassus Mid Cap Fund – Investor Shares
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	-	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	-	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
Parnassus Mid Cap Fund – Institutional Shares
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	-	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	-	(1.69)

Annual Report • 2016	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$44.97	13.46%		$775,818	0.86%		0.86%		0.90%		41.70%
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44
45.86	34.22		572,301	0.86		0.86		0.54		64.87
40.62	26.04		470,136	0.90		0.90		0.70		52.72
Parnassus Fund – Institutional Shares
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)
Parnassus Core Equity Fund – Investor Shares
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
29.20	15.43		4,023,309	0.90		0.90		1.38		24.34
Parnassus Core Equity Fund – Institutional Shares
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
Parnassus Endeavor Fund – Investor Shares
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51
26.99	31.15		475,940	1.07		1.07		0.53		41.20
22.17	22.03		281,029	1.14		1.14		0.54		69.25
Parnassus Endeavor Fund – Institutional Shares
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)
Parnassus Mid Cap Fund – Investor Shares
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
Parnassus Mid Cap Fund – Institutional Shares
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)

PARNASSUS FUNDS	Annual Report • 2016

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Asia Fund – Investor Shares
2016	$14.74	$0.17	$1.89	$2.06	$-	$-	$-	$-
2015	16.72	0.24	(2.22)	(1.98)	-	-	-	-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
2016	14.78	0.22	1.88	2.10	-	-	-	-
For the period ended December 31, 2015(d)	17.91	0.23	(3.36)	(3.13)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	-	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	-	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (h)	-	(0.33)
Parnassus Fixed Income Fund – Institutional Shares
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	-	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	-	(0.25)

Annual Report • 2016	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Asia Fund – Investor Shares
$16.80	13.98%		$7,985	3.13%		1.25%		1.14%		46.04%
14.74	(11.84)		6,616	2.50		1.25		1.50		59.89
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
16.88	14.21		4,240	0.96		0.96		1.42		46.04
14.78	(17.48	)(e)	3,675	0.94	(f)	0.94	(f)	2.24	(f)	49.07	(e)
Parnassus Fixed Income Fund – Investor Shares
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45
Parnassus Fixed Income Fund – Institutional Shares
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund – Investor Shares, 0.87% for the Parnassus Core Equity Fund – Investor Shares, 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.94% for the Parnassus Fund – Institutional Shares, 0.78% for the Parnassus Core Equity Fund – Institutional Shares, 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institiutional Shares, the Parnassus Asia Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

PARNASSUS FUNDS	Annual Report • 2016

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†

Name	Jeanie S. Joe	Donald J. Boteler	Alecia A. DeCoudreaux	Jerome L. Dodson

Age	69	68	62	73

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Lead Independent Trustee	Trustee, Audit Committee Chairman	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 2004.	Indefinite. Since 2012.	Indefinite. Since 2013	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.	Independent Trustee, FAM Funds, since October 2012. Vice President, Industry Operations, Investment Company Institute, from 1993 to March 2012. Director of Fund Accounting and Compliance, Investment Company Institute, 1986 to 1993. Advisory Council of the International Accounting Standards Board from 2009 to 2011.	Director of CVS Health Corporation since March 2015. President of Mills College from July 2011 through June 2016. Previously served as Vice President and Deputy General Counsel at Eli Lilly and Company. Previously served as Chair of the Wellesley College Board of Trustees. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; CEO and Director of Parnassus Investments since June 1984. President of Parnassus Investments from June 1984 to December 2016.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	FAM Funds	CVS Health Corporation	None

§	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2016	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Todd C. Ahlsten	Benjamin E. Allen	Marc C. Mahon	John V. Skidmore II	Downey H. Blount

Age	44	39	39	51	46

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Vice President	Treasurer	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2015.	Indefinite. Since 2007.	Indefinite. Since 2008.	Indefinite. Since 2015.

Principal Occupation(s) During Past 5 Years	Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Core Equity Fund since 2001.	President of Parnassus Investments since January 1, 2017, Vice President of the Parnassus Funds and Parnassus Income Funds since 2015. Co-Portfolio Manager of Parnassus Core Equity Fund since 2012. Director of Research at Parnassus Investmens from 2007 to 2013.	Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007.	Chief Compliance Officer of Parnassus Investments and the Parnassus Funds since February 2008.	Chief Compliance Officer of Parnassus Funds Distributor since April 2015. Senior Compliance Officer of Parnassus Investments since January 2014. Project Manager of Parnassus Investments from June 2013 to December 2013. Homemaker from 2009 to June 2013.

PARNASSUS FUNDS	Annual Report • 2016

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2016, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	72.22%	72.26%

Parnassus Core Equity Fund	99.04%	99.04%

Parnassus Endeavor Fund	66.42%	66.47%

Parnassus Mid Cap Fund	100.00%	100.00%

Parnassus Asia Fund	NA	NA

Parnassus Fixed Income Fund	NA	NA

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If you do not hold your account directly with Parnassus, please contact

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2016. During the fiscal year ending December 31, 2016 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2015 and 2016 were $175,246 and $159,094 respectively and the Parnassus Income Funds fiscal year ended December 31, 2015 and 2016 were $112,254 and $114,476 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2015 and 2016 were $14,465 and $19,860 respectively and the Parnassus Income Funds fiscal years ended December 31, 2015 and 2016 were $8,035 and $12,200 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $57,569 and $— for the Parnassus Funds fiscal years ended December 31, 2015 and 2016, respectively and $42,431 and $— for the Parnassus Income Funds fiscal years ended December 31, 2015 and 2016, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 10, 2017	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2017

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 10, 2017

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer